Exhibit 99.2

COLONIAL
PROPERTIES TRUST

Supplemental Financial Highlights

1st Quarter 2008

NYSE: CLP

Colonial Properties Trust
TABLE OF CONTENTS

	Overview and Contact Information	3
1.	Financial Highlights	4
2.	Quarterly Earnings Announcement and Financial Statements
	Consolidated Statements of Income	5
	Funds from Operations (FFO) Reconciliation / Shares	6
	Balance Sheet	7
3.	Multifamily
	Portfolio Statistics	8
	Components of Net Operating Income (NOI)	9
	Capitalized Expenses and Maintenance Expenses	9
	Same Property Comparisons	10
4.	Joint Ventures
	Operating Data / Balance Sheet Data	12
	Investment Summary	13
	Three Month Income Summary	14
	Operational Statistics	15
5.	For-Sale Residential Activities	16
6.	Consolidated Data
	Development Pipeline	17
	Significant Property Acquisitions and Dispositions	19
	Debt Summary/Coverage Ratios/Covenants/Market Capitalization	20
	Supplemental Data / Investment Activities	22
7.	Corporate Reconciliations
	Revenues / Expenses / NOI	23
	NOI from Discontinued Operations/EBITDA	25
	SEC Coverage Ratios	26
8.	Appendix
	Multifamily Community Table	27
	Office Property Table	30
	Retail Property Table	31
	Unconsolidated Joint Venture Summary	32
9.	Glossary of Terms	33
Forward Looking Statements
“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Certain statements in this supplemental package may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and involve known and unknown risks, uncertainties and other factors that may cause the company’s actual results, performance or achievements to be materially different from the results, performance or achievements expressed or implied by the forward looking statements. Factors that impact such forward looking statements include, among others, real estate conditions and markets; performance of affiliates or companies in which we have made investments; volatility of for-sale residential markets; changes in operating costs; legislative or regulatory decisions; our ability to continue to maintain our status as a REIT for federal income tax purposes; the cost and availability of new debt financings; volatility of interest rates or capital market conditions; effect of any terrorist activity; or other factors affecting the real estate industry generally.
Except as otherwise required by the federal securities laws, the company assumes no liability to update the information in this supplemental package.
The Company refers you to the documents filed by the company from time to time with the Securities and Exchange Commission, specifically the section titled “Business-Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007, which discuss these and other factors that could adversely affect the Company’s results.
4/18/2008

1Q08	-2-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Colonial Properties Trust (NYSE:CLP) is a multifamily real estate investment trust (REIT) that creates additional value for its shareholders by managing commercial assets through joint venture partnerships and pursuing development opportunities in the Sunbelt region of the United States. With a long history as both a private and a public company, the company has a proven track record in real estate operations and development.
Originally founded in 1970, and headquartered in Birmingham, Alabama, Colonial Properties Trust completed its initial public offering in September 1993. The Company, which is included in the S&P SmallCap 600 Index, is listed on the New York Stock Exchange under the symbol “CLP”.
Our commitment to excellence allows us to successfully serve our residents, clients and customers. Our focus on quality, service, value and integrity enable to us to meet our goal of managing a high quality portfolio that focuses on superior investor returns.
COLONIAL PROPERTIES STRATEGY
     Achieve Consistent Long-term Performance through:
•	Owning a multifamily portfolio

•	Investing in high growth Sunbelt cities

•	Pursuing strategic acquisition, disposition and development opportunities

•	Achieving operating excellence

•	Managing multifamily, office, retail and mixed-use properties

•	Emphasizing mixed-use development

•	Delivering additional income from the taxable REIT subsidiary (TRS)

•	Ensuring a strong balance sheet and liquidity position
CONTACT INFORMATION

Headquarters	Investor Relations
Colonial Properties Trust	Jerry Brewer
2101 Sixth Avenue North, Suite 750	Executive Vice President, Finance
Birmingham, Alabama 35203	800-645-3917
205-250-8700	704-552-8538 — fax
205-250-8890 — fax

www.colonialprop.com	To receive an Investor Package, please contact:
800-645-3917
704-643-7970
TRANSFER AGENT

Computershare P.O. Box 43010 Providence, RI 02940-3010 Investor Relations: 800-730-6001 www.computershare.com	The Company’s Transfer Agent manages all activities for registered shareholders including basic account updates, initial share purchases, dividend reinvestments, share transfers and sales as well as optional cash investments.
EQUITY RESEARCH COVERAGE

Bank of America	Dustin Pizzo	212-847-5771
BB&T Capital Markets	Craig Kucera / Steve Radanovic	703-245-0909 / 703-245-0907
Bear Stearns	Ross Smotrich / Michael Lewis	212-272-8046 / 212-272-1108
BMO Capital Markets	Rich Anderson	212-885-4180
Cantor Fitzgerald	Philip Martin	312-469-7485
Citigroup Smith Barney	Michael Bilerman / Craig Melcher	212-816-1383 / 212-816-1909
Green Street Advisors	Haendel St. Jude	949-640-8780
Keefe, Bruyette & Woods	Steve Swett	212-887-3680
Merrill Lynch	Bill Acheson / David Bragg	212-449-1920 / 212-449-8922
Morgan Keegan	Napoleon Overton / Troy Garner	901-579-4865 / 901-531-3397
Standard & Poor’s Research	Raymond Mathis	212-438-9558
Stifel Nicolaus	Rod Petrick	410-454-4131
UBS	Alex Goldfarb	212-713-8602
Wachovia Capital Markets	Jeff Donnelly	617-603-4262
GUIDANCE

	FYE 2008 Range
Diluted Earnings per Share	$1.20	$1.50
Plus: Real Estate Depreciation & Amortization	1.80	1.80
Less: Gain on Sale of Assets	(0.85)	(1.05)

Diluted Funds from Operations per Share (1)	$2.15	$2.25

(1)	The Company has the option to redeem its outstanding $125 million 8 1/8 percent Series D preferred shares beginning in late April 2008. If the Company redeems all of the outstanding Series D preferred shares in 2008, the Company would expect to record a non-cash charge of $0.08 per diluted share related to the write-off of Series D preferred issuance costs. The 2008 FFO per share guidance range does not include the impact of the non-cash charge related to such redemption.

1Q08	-3-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Financial Highlights
First Quarter 2008
FINANCIAL HIGHLIGHTS

	Three Months Ended
($ in 000s, except per share and unit data)	3/31/2008	3/31/2007

Total property revenues (1)	$80,916	$125,748

Multifamily property revenues (1)	76,077	73,917
Multifamily property NOI (1)	46,133	44,079

Management & leasing fee revenues	5,299	3,243

EBITDA (2)	59,413	84,296

Net income
Per share — basic	0.30	0.69
Per share — diluted	0.30	0.69

Funds from operations
Per share — basic	0.58	0.78
Per share — diluted	0.58	0.78

Dividends per share	0.50	0.68

Dividends/EPS (diluted) payout ratio	166.7%	98.6%
Dividends/FFO (diluted) payout ratio	86.2%	87.2%

Consolidated interest expense (1)	$17,479	$27,904
Consolidated interest income (1)	(791)	(2,133)

Net interest expense (1)	16,688	25,771

Pro-rata share of joint venture interest expense	7,941	5,239

Principal amortization	199	1,588
Preferred dividends & distributions	4,315	6,303

Interest coverage ratio	2.3x	2.5x
Fixed charge coverage ratio	2.0x	2.0x
Fixed charge w/capitalized interest ratio	1.6x	1.8x

Multifamily same property NOI Increase (3)	3.7%	5.0%
(# of apartment homes included)	28,418	24,998

	As of	As of
	3/31/2008	12/31/2007

Total assets	$3,232,716	$3,229,830
Total debt	$1,678,038	$1,641,839
Common shares and units, outstanding end of period	57,217	57,269
Share price, end of period (4)	$24.05	$22.63
Preferred shares and units, end of period	$217,331	$225,000
Book equity value, end of period (5)	$1,440,546	$1,460,328
Market equity value, end of period (5)	$1,376,069	$1,295,997

Debt to total market capitalization ratio (6)	51.3%	51.9%

Unencumbered real estate assets (at cost) to unsecured debt ratio (6)	206.6%	207.9%

(1)	Represents consolidated properties including amounts classified in discontinued operations. For the GAAP reconciliation of revenues, expenses and NOI, see page 23 and 24.

(2)	For a reconciliation of EBITDA, see page 25.

(3)	Multifamily same-property communities are communities which were owned by the Company and stabilized as of January 1, 2007, as adjusted for dispositions during the year.

(4)	Stock price as of March 31, 2008 and December 31, 2007 includes effect of special dividend of $10.75 per share, which was paid during 2007.

(5)	Includes common shares and units.

(6)	Excludes the Company’s pro-rata share of partially-owned unconsolidated debt.

1Q08	-4-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Financial Statements
First Quarter 2008
CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended
($ in 000s, except per share data)	3/31/2008	3/31/2007

Revenue
Minimum Rent	$64,872	$93,865
Tenant Recoveries	867	5,233
Other Property Related Revenue	7,761	7,642
Construction Revenues	7,879	12,785
Other Non-Property Related Revenue	5,299	3,243

Total Revenue	86,678	122,768

Operating Expenses
Operating Expenses:
Property Operating Expenses	19,111	25,435
Taxes, Licenses, and Insurance	9,488	12,804

Total Property Operating Expenses	28,599	38,239

Construction Expenses	7,266	12,371
Property Management Expenses	2,241	3,490
General and Administrative Expenses	5,780	5,978
Management Fee and Other Expenses	3,685	2,943
Investment and Development (1)	769	138
Depreciation	23,691	32,109
Amortization	771	5,725

Total Operating Expenses	72,802	100,993

Income from Operations	13,876	21,775

Other Income (Expense)
Interest Expense & Debt Cost Amortization	(18,440)	(27,534)
Gain (Loss) on Retirement of Debt	5,471	(64)
Interest Income	791	2,131
Income from Partially-Owned Investments	10,269	6,814
Gain on Sale of Property, net of income taxes of $406 in 2008 and $747 in 2007	1,931	1,325
Income Taxes and Other	874	(233)

Total Other Income (Expense)	896	(17,561)

Income before Minority Interest & Discontinued Operations	14,772	4,214

Minority Interest
Minority Interest of Limited Partners	5	143
Minority Interest in CRLP — Preferred	(1,827)	(1,812)
Minority Interest in CRLP — Common	(1,785)	362

Total Minority Interest	(3,607)	(1,307)

Income from Continuing Operations	11,165	2,907

Discontinued Operations
Income from Discontinued Operations	4,126	6,322
Gain on Disposal of Discontinued Operations, net of income taxes (benefit) of ($14) in 2008 and $1,528 in 2007	2,913	34,801
Minority Interest in CRLP — Common	(1,231)	(7,641)
Minority Interest of Limited Partners	13	(42)

Income from Discontinued Operations	5,821	33,440

Net Income	16,986	36,347

Dividends to Preferred Shareholders	(2,488)	(4,491)
Preferred Share Issuance Costs	(271)	—

Net Income Available to Common Shareholders	$14,227	$31,856

Earnings (Loss) per Share — Basic
Continuing Operations	$0.18	$(0.03)
Discontinued Operations	0.12	0.72

EPS — Basic	$0.30	$0.69

Earnings (Loss) per Share — Diluted
Continuing Operations	$0.18	$(0.03)
Discontinued Operations	0.12	0.72

EPS — Diluted	$0.30	$0.69

(1)	Reflects costs incurred related to abandoned pursuits. Abandoned pursuits are volatile and therefore may vary between periods.

1Q08	-5-	NYSE: CLP

FIRST QUARTER FUNDS FROM OPERATIONS (FFO) RECONCILIATION

	Three Months Ended
($in 000s, except per share data)	3/31/2008	3/31/2007
Net Income Available to Common Shareholders	$14,227	$31,856
Minority Interest in CRLP (Operating Ptr Unitholders)	3,016	7,279
Minority Interest in Gain/(Loss) on Sale of Undepreciated Property	—	(142)

Total	17,243	38,993

Adjustments — Consolidated Properties
Depreciation — Real Estate	23,218	34,400
Amortization — Real Estate	366	5,699
Remove: Gain/(Loss) on Sale of Property, net of Income Tax and Minority Interest	(4,844)	(36,126)
Include: Gain/(Loss) on Sale of Undepreciated Property, net of Income Tax and Minority Interest (1)	1,925	4,248

Total Adjustments — Consolidated	20,665	8,221

Adjustments — Unconsolidated Properties
Depreciation — Real Estate	5,150	3,682
Amortization — Real Estate	2,358	1,467
Remove: Gain/(Loss) on Sale of Property	(12,298)	(8,481)

Total Adjustments — Unconsolidated	(4,790)	(3,332)

Funds from Operations	$33,118	$43,882

FFO per Share
Basic	$0.58	$0.78
Diluted	$0.58	$0.78

(1)	Amounts recorded during the three months ended March 31, 2008, relate to cost estimates and contingencies resolved for sales transactions recorded during previous periods.
Pursuant to the definition of Funds from Operations (“FFO”) adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), FFO is calculated by adjusting net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO on the same basis.
The Company believes that FFO is useful to investors because it provides an additional indicator of the Company’s financial and operating performance. This is because, by excluding the effect of real estate depreciation and gains (or losses) from sales of properties (all of which are based on historical costs which may be of limited relevance in evaluating current performance), FFO can facilitate comparison of operating performance among equity REITs. FFO is a widely recognized measure in the Company’s industry. FFO does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net cash flows from operating activities (determined in accordance with GAAP), as a measure of our liquidity, or as an indicator of our ability to make cash distributions.
FIRST QUARTER SHARES AND UNITS OUTSTANDING, WEIGHTED

	Three Months Ended
(shares and units in 000s)	3/31/2008	3/31/2007

Basic
Shares	46,853	45,964
Operating Partnership Units (OP Units)	10,015	10,579

Total Shares & OP Units	56,868	56,543

Dilutive Common Share Equivalents	161	—

Diluted (1)
Shares	47,014	45,964
Total Shares & OP Units	57,029	56,543

Notes:

(1)	For periods where the Company reported a net loss from continuing operations (after preferred dividends), the effect of dilutive shares has been excluded from per share computations as including such shares would be anti-dilutive.

1Q08	-6-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Financial Statements
First Quarter 2008
BALANCE SHEET

	As of	As of
($in 000s)	3/31/2008	12/31/2007
ASSETS
Real Estate Assets
Operating Properties	$2,565,375	$2,431,082
Undeveloped Land & Construction in Progress	505,515	531,410

Total Real Estate, before Depreciation	3,070,890	2,962,492

Less: Accumulated Depreciation	(319,143)	(290,134)
Real Estate Assets Held for Sale, net	250,512	253,641

Net Real Estate Assets	3,002,259	2,925,999

Cash and Equivalents	32,301	93,033
Restricted Cash	10,165	10,005
Accounts Receivable, net	18,206	25,534
Notes Receivable	29,759	30,756
Prepaid Expenses	11,678	8,845
Deferred Debt and Lease Costs	18,003	15,636
Investment in Unconsolidated Subsidiaries	61,841	69,682
Other Assets	48,504	50,340

Total Assets	$3,232,716	$3,229,830

LIABILITIES
Long-Term Liabilities
Unsecured Credit Facility	$82,000	$39,316
Notes and Mortgages Payable	1,581,729	1,575,921
Mortages Payable Related to Real Estate Assets Held for Sale	14,309	26,602

Total Long-Term Liabilities	1,678,038	1,641,839

Other Liabilities	114,132	127,663

Total Liabilities	1,792,170	1,769,502

MINORITY INTEREST & EQUITY

Limited Partners’ Interest in Consolidated Partnership	2,120	2,439

Preferred Shares and Units, at Liquidation Value
Series B 7 1/4%, Preferred Units	100,000	100,000
Series D 8 1/8%, Preferred Shares	117,331	125,000

Total Preferred Shares and Units, at Liquidation Value	217,331	225,000

Common Equity, including Minority Interest in Operating Partnership	1,221,095	1,232,889

Total Equity, including Minority Interest	1,440,546	1,460,328

Total Liabilities and Equity	$3,232,716	$3,229,830

SHARES & UNITS OUTSTANDING, END OF PERIOD

	As of	As of
(shares and units in 000s)	3/31/2008	12/31/2007
Basic
Shares	47,224	47,216
Operating Partnership Units (OP Units)	9,993	10,053

Total Shares & OP Units	57,217	57,269

1Q08	-7-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Multifamily Portfolio Statistics
First Quarter 2008
COMMUNITY PORTFOLIO AT MARCH 31, 2008 (In apartment homes)

	Same	Non Same	Wholly	Joint	Stabilized	Completed in	Total	Current
	Property	Property	Owned	Venture (1)	Operating	Lease-Up	Operating	Developments	Total

Atlanta	3,282	—	3,282	72	3,354	—	3,354	—	3,354
Austin	1,910	—	1,910	140	2,050	—	2,050	662	2,712
Birmingham	1,262	—	1,262	271	1,533	—	1,533	—	1,533
Charleston	1,578	—	1,578	—	1,578	—	1,578	—	1,578
Charlotte	3,268	678	3,946	—	3,946	250	4,196	668	4,864
Dallas	2,710	—	2,710	—	2,710	—	2,710	541	3,251
Fort Worth	2,570	—	2,570	29	2,599	—	2,599	—	2,599
Huntsville	836	—	836	—	836	—	836	—	836
Orlando	2,252	—	2,252	—	2,252	—	2,252	—	2,252
Phoenix	180	772	952	—	952	—	952	—	952
Raleigh	1,714	250	1,964	138	2,102	—	2,102	—	2,102
Richmond	1,699	—	1,699	—	1,699	—	1,699	—	1,699
Savannah	837	312	1,149	—	1,149	—	1,149	288	1,437
Other	4,320	365	4,685	167	4,852	209	5,061	380	5,441

Total Portfolio	28,418	2,377	30,795	817	31,612	459	32,071	2,539	34,610

(1)	Joint venture units shown represents the Company’s pro-rata share of total units. There are 4,789 total units at the Company’s partially-owned apartment communities.

FIRST QUARTER NOI CONTRIBUTION PERCENTAGE BY REGION (2)			PHYSICAL OCCUPANCY (3)

		Total NOI
	Same Property	Incl. JVs at	Mar 31	Dec 31	Sept 30	Jun 30	Mar 31
	Communities	Pro Rata % (4)	2008	2007	2007	2007	2007

Atlanta	12.9%	11.9%	96.3%	95.7%	95.0%	95.9%	96.7%
Austin	6.0%	5.7%	97.0%	95.2%	96.0%	96.9%	97.4%
Birmingham	3.9%	4.2%	96.3%	95.9%	95.1%	97.0%	96.6%
Charleston	5.7%	5.2%	96.0%	96.7%	95.8%	97.1%	95.9%
Charlotte	10.1%	12.2%	94.2%	95.2%	94.1%	95.0%	94.8%
Dallas	7.8%	7.1%	96.3%	96.6%	95.3%	95.8%	96.7%
Fort Worth	7.7%	7.1%	97.2%	96.8%	96.5%	96.7%	96.5%
Huntsville	3.1%	2.8%	98.1%	95.1%	98.2%	97.4%	94.1%
Orlando	10.4%	9.4%	97.1%	96.3%	97.6%	98.3%	97.3%
Phoenix	1.0%	3.8%	95.6%	96.3%	85.2%	81.6%	87.9%
Raleigh	6.2%	6.6%	96.0%	96.8%	94.7%	95.0%	94.6%
Richmond	6.4%	5.8%	96.5%	96.6%	96.5%	96.8%	96.9%
Savannah	3.1%	3.8%	96.3%	96.8%	95.5%	96.1%	95.9%
Other	15.7%	14.7%	96.3%	95.2%	95.4%	96.3%	96.5%

Total Portfolio	100.0%	100.0%	96.2%	96.0%	95.3%	95.9%	96.0%

Same Property			96.3%	96.1%	96.0%	96.6%	96.5%

(2)	For the GAAP reconciliation of revenues, expenses and NOI, see page 23 and 24.

(3)	Occupancy figures include apartment homes held through joint venture investments but exclude condominiums and communities in lease-up or under development. For a detailed occupancy listing by property, see Multifamily Portfolio Occupancy Listing on page 27.

(4)	Based on total NOI from wholly-owned operating communities and the Company’s pro-rata share of total NOI from joint-venture communities.

1Q08	-8-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Components of Property Net Operating Income and Capitalized Expenditures for Multifamily Portfolio
First Quarter 2008
($ in 000s, except property data and per unit amounts)
COMPONENTS OF PROPERTY NET OPERATING INCOME (1)

	Apartment	Three Months Ended
	Homes	3/31/2008	3/31/2007	Change

Property Revenues
Same Property Communities	28,418	$69,656	$67,462	$2,194
Non-Same Property Communities	2,377	5,733	2,396	3,337
Joint Venture Communities (2)	817	2,011	1,563	448
Development and Lease Up Communities	2,998	719	—	719
Dispositions / Other	—	176	5,068	(4,892)

Total Property Revenues	34,610	$78,295	$76,489	$1,806

Property Expenses
Same Property Communities	28,418	$26,763	$26,115	$647
Non-Same Property Communities	2,377	2,499	880	1,619
Joint Venture Communities (2)	817	925	744	181
Development and Lease Up Communities	2,998	542	24	518
Dispositions / Other	—	303	3,571	(3,268)

Total Property Expenses	34,610	$31,031	$31,335	$(303)

Property Net Operating Income
Same Property Communities	28,418	$42,894	$41,347	$1,547
Non-Same Property Communities	2,377	3,234	1,515	1,718
Joint Venture Communities (2)	817	1,086	819	267
Development and Lease Up Communities	2,998	177	(24)	201
Dispositions / Other	—	(127)	1,497	(1,624)

Total Property Net Operating Income	34,610	$47,264	$45,154	$2,109

(1)	For the GAAP reconciliation of revenues, expenses and NOI, see page 23 and 24.

(2)	Includes the Company’s pro-rata share of apartment homes, revenues, expenses and NOI from partially-owned unconsolidated communities.
CAPITALIZED EXPENDITURES

	Apartment	Three Months Ended
	Homes	3/31/2008	3/31/2007	Change

Capitalized Expenses
Same Property Communities	28,418	$3,612	$2,594	$1,018
Non-Same Property Communities	2,377	382	63	319
Joint Venture Communities	817	114	152	(38)
Development and Lease Up Communities	2,998	5	(0)	5
Dispositions / Other	—	234	683	(449)

Total Property Capitalized Expenses	34,610	4,348	3,491	856

Capitalized Expenses per Unit
Same Property Communities	28,418	$127	$91	$36
Non-Same Property Communities	2,377	161	27	134
Joint Venture Communities	817	140	186	(46)

Total Per Unit	31,612	$138	$110	$27

1Q08	-9-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Multifamily Same Property Quarter Comparisons
First Quarter 2008
($ in 000s, except property data amounts)
REVENUES, EXPENSES & NOI FOR THE THREE MONTHS ENDED MARCH 31, 2008

		Revenues			Expenses			NOI
	1Q08	1Q07	% Chg	1Q08	1Q07	% Chg	1Q08	1Q07	% Chg

Atlanta	$8,947	$8,618	3.8%	$3,434	$3,190	7.7%	$5,512	$5,428	1.5%
Austin	4,597	4,386	4.8%	2,012	2,093	(3.9%)	2,585	2,293	12.7%
Birmingham	2,740	2,674	2.5%	1,073	1,116	(3.8%)	1,667	1,558	7.0%
Charleston	3,849	3,684	4.5%	1,399	1,317	6.2%	2,449	2,367	3.5%
Charlotte	7,213	7,007	2.9%	2,899	2,716	6.7%	4,314	4,291	0.6%
Dallas	6,072	5,747	5.7%	2,719	2,549	6.7%	3,353	3,198	4.8%
Fort Worth	5,965	5,574	7.0%	2,656	2,583	2.8%	3,309	2,991	10.6%
Huntsville	2,043	1,942	5.2%	715	797	(10.4%)	1,328	1,145	16.0%
Orlando	6,844	6,982	(2.0%)	2,371	2,429	(2.4%)	4,473	4,553	(1.7%)
Phoenix	613	617	(0.7%)	193	198	(2.6%)	420	419	0.2%
Raleigh	4,113	3,825	7.5%	1,452	1,415	2.6%	2,660	2,410	10.4%
Richmond	4,197	3,990	5.2%	1,452	1,435	1.2%	2,746	2,555	7.5%
Savannah	2,046	2,114	(3.2%)	716	739	(3.2%)	1,331	1,375	(3.2%)
Other	10,417	10,303	1.1%	3,671	3,538	3.8%	6,745	6,765	(0.3%)

Total Same Property (1)	$69,656	$67,462	3.3%	$26,763	$26,115	2.5%	$42,894	$41,347	3.7%

	Apartment
	Homes	% of NOI	Physical Occupancy			Weighted Average Rental Rate (2)
	Included	Contribution	1Q08	1Q07	% Chg	1Q08	1Q07	% Chg

Atlanta	3,282	12.9%	96.2%	96.7%	(0.5%)	$866	$846	2.3%
Austin	1,910	6.0%	97.1%	97.4%	(0.3%)	749	705	6.1%
Birmingham	1,262	3.9%	96.0%	96.8%	(0.8%)	712	699	1.8%
Charleston	1,578	5.7%	96.0%	95.9%	0.1%	767	743	3.3%
Charlotte	3,268	10.1%	94.5%	95.0%	(0.5%)	699	693	0.9%
Dallas	2,710	7.8%	96.3%	96.9%	(0.6%)	696	682	2.0%
Fort Worth	2,570	7.7%	97.2%	96.6%	0.6%	709	688	3.1%
Huntsville	836	3.1%	98.1%	94.1%	3.9%	755	735	2.7%
Orlando	2,252	10.4%	97.1%	97.3%	(0.2%)	975	1,001	(2.6%)
Phoenix	180	1.0%	95.6%	95.0%	0.6%	1,113	1,156	(3.7%)
Raleigh	1,714	6.2%	96.4%	94.8%	1.6%	747	716	4.4%
Richmond	1,699	6.4%	96.5%	96.9%	(0.4%)	796	766	3.9%
Savannah	837	3.1%	96.4%	95.9%	0.5%	794	819	(3.0%)
Other	4,320	15.7%	96.3%	96.8%	(0.5%)	777	770	1.0%

Total Same Property (1)	28,418	100.0%	96.3%	96.5%	(0.2%)	$776	$763	1.7%

(1)	Same-property communities are communities which were owned by the Company and stabilzed as of January 1, 2007, as adjusted for dispositions during the year.

(2)	Weighted average rental rates are the Company’s market rental rates after “loss to lease” and concessions, but before vacancy and bad debt. For the GAAP reconciliation of revenues, expenses and NOI, see page 23 and 24.
For the GAAP reconciliation of revenues, expenses and NOI, see page 23 and 24.

1Q08	-10-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Multifamily Same Property Sequential Quarter Comparisons
First Quarter 2008
($ in 000s, except property data amounts)
SAME PROPERTY SEQUENTIAL COMPARISON OF REVENUES, EXPENSES & NOI

		Revenues			Expenses			NOI
	1Q08	4Q07	% Chg	1Q08	4Q07	% Chg	1Q08	4Q07	% Chg

Atlanta	$8,947	$8,935	0.1%	$3,434	$3,359	2.2%	$5,512	$5,576	(1.1%)
Austin	4,597	4,554	1.0%	2,012	1,966	2.4%	2,585	2,588	(0.1%)
Birmingham	2,740	2,792	(1.9%)	1,073	991	8.3%	1,667	1,802	(7.5%)
Charleston	3,849	3,851	0.0%	1,399	1,298	7.8%	2,449	2,553	(4.1%)
Charlotte	7,213	7,193	0.3%	2,899	2,746	5.6%	4,314	4,447	(3.0%)
Dallas	6,072	5,905	2.8%	2,719	2,642	2.9%	3,353	3,264	2.7%
Fort Worth	5,965	5,921	0.7%	2,656	2,494	6.5%	3,309	3,427	(3.4%)
Huntsville	2,043	2,116	(3.4%)	715	651	9.7%	1,328	1,464	(9.3%)
Orlando	6,844	6,953	(1.6%)	2,371	2,334	1.6%	4,473	4,619	(3.2%)
Raleigh	4,113	4,065	1.2%	1,452	1,479	(1.8%)	2,660	2,585	2.9%
Richmond	4,197	4,131	1.6%	1,452	1,383	5.0%	2,746	2,748	(0.1%)
Savannah	2,046	2,208	(7.3%)	716	675	6.0%	1,331	1,533	(13.2%)
Other	10,417	10,323	0.9%	3,671	3,562	3.1%	6,745	6,761	(0.2%)

Total Same Property (1)	$69,656	$69,566	0.1%	$26,763	$25,799	3.7%	$42,894	$43,767	(2.0%)

	Apartment
	Homes	% of NOI	Physical Occupancy			Weighted Average Rental Rate (2)
	Included	Contribution	1Q08	4Q07	% Chg	1Q08	4Q07	% Chg

Atlanta	3,282	12.9%	96.2%	95.7%	0.5%	$866	$857	1.0%
Austin	1,910	6.0%	97.1%	95.2%	1.9%	749	735	1.9%
Birmingham	1,262	3.9%	96.0%	95.9%	0.1%	712	715	(0.4%)
Charleston	1,578	5.7%	96.0%	96.7%	(0.7%)	767	770	(0.3%)
Charlotte	3,268	10.1%	94.5%	95.2%	(0.7%)	699	692	1.0%
Dallas	2,710	7.8%	96.3%	96.6%	(0.3%)	696	690	0.9%
Fort Worth	2,570	7.7%	97.2%	96.8%	0.4%	709	701	1.1%
Huntsville	836	3.1%	98.1%	95.1%	3.0%	755	756	(0.1%)
Orlando	2,252	10.4%	97.1%	96.3%	0.8%	975	975	(0.0%)
Raleigh	1,714	6.2%	96.4%	96.8%	(0.4%)	747	741	0.9%
Richmond	1,699	6.4%	96.5%	96.6%	(0.2%)	796	790	0.7%
Savannah	837	3.1%	96.4%	96.8%	(0.4%)	794	800	(0.7%)
Other	4,320	15.7%	96.3%	95.2%	1.1%	777	786	(1.2%)

Total Same Property (1)	28,418	100.0%	96.3%	96.1%	0.2%	$776	$773	0.4%

(1)	Same-property communities are communities which were owned by the Company and stabilzed as of January 1, 2007, as adjusted for dispositions during the year.

(2)	Weighted average rental rates are the Company’s market rental rates after “loss to lease” and concessions, but before vacancy and bad debt.

1Q08	-11-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Unconsolidated Joint Ventures
($ in 000s)
Joint Venture Operations

	Three Months Ended
	03/31/2008	03/31/2007

OPERATING DATA (1)

Property Revenues
Rental revenues	$19,777	$13,411
Other property revenues	937	690

Total property revenues	20,714	14,101

Property Expenses
Property operating and maintenance	5,189	3,618
Taxes, license and insurance	2,474	1,853

Total property expenses	7,663	5,471

Net Operating Income (NOI)	13,051	8,630

Other Income (Expenses)
Interest, net	(7,997)	(5,380)
Depreciation and amortization (2)	(7,683)	(5,251)
Other	600	334

Total other expenses	(15,080)	(10,297)

Gain on sale of properties, net	12,298	8,481

Equity in income of joint ventures	$10,269	$6,814

	As of
	03/31/2008	12/31/2007
BALANCE SHEET DATA (3)

Real estate assets, net	$3,336,088	$3,741,517
Other assets, net	324,196	350,939

Total assets	$3,660,284	$4,092,456

Notes payable	$2,765,201	$3,168,494
Notes payable to Colonial	23,268	23,390
Other liabilities	146,391	91,766

Total liabilities	2,934,859	3,283,650

Member’s equity	725,425	808,806

Total liabilities and member’s equity	$3,660,284	$4,092,456

Colonial’s equity investment (4)	$61,841	$69,682
Colonial’s pro-rata share of debt	$500,940	$544,208

(1)	Operating data represents the Company’s pro-rata share of revenues, expenses and NOI.

(2)	Includes amortization of excess basis differences for certain joint ventures.

(3)	Balance sheet data reported at 100%.

(4)	Includes distributions in excess of investment balance for certain joint ventures.

1Q08	-12-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Investments in Real Estate Joint Ventures
As of March 31, 2008
(in thousands)

			Gross				Weighted	Average
		Total	Investment	Construction	Mortgages	Weighted	Average	Remaining
	Number of	Units/	in Real	in	and Notes	Ownership	Interest	Term	% Fixed	% Variable
Venture	Properties	GLA	Estate (1)	Progress	Payable	Interest	Rate	(in months)	Rate	Rate

MULTIFAMILY
CMS	5	1,548	$117,748	$—	$100,756	20%	5.38%	48	69.00%	31.00%
DRA	6	2,034	143,366	—	95,401	15%	4.85%	19	100.00%	—
Development	3	888	31,590	42,755	22,519	30%	4.05%	23	—	100.00%
Other	4	1,207	107,578	5,679	74,199	16%	5.48%	66	100.00%	—

Total Multifamily	18	5,677	$400,282	$48,434	$292,875

OFFICE
DRA/CRT (2)	18	8,529	1,307,474	11,137	993,189	15%	5.08%	24	65.82%	34.18%
DRA/CLP (3)	18	5,235	933,560	7	741,907	15%	5.61%	75	100.00%	—
UBS/CLP Mansell	2	689	141,912	8,107	92,690	15%	6.15%	100	100.00%	—
Huntsville TIC (4)	9	1,702	222,451	—	107,540	33%	6.47%	116	100.00%	—
Other	1	30	2,819	—	1,097	33%	8.10%	82	100.00%	—

Total Office	48	16,185	$2,608,217	$19,251	$1,936,423

RETAIL
OZRE (5)	11	2,911	362,525	5	284,000	15%	6.31%	76	100.00%	—
Craft Farms	1	345	53,802	—	43,000	15%	4.20%	4	—	100.00%
Parkway Place	1	636	90,059	—	58,436	45%	3.70%	14	—	100.00%
Turkey Creek	1	486	79,562	(10)	65,000	50%	6.03%	101	100.00%	—
Other	5	1,203	81,860	41,013	85,467	20%	5.32%	44	20.17%	79.83%

Total Retail	19	5,581	$667,808	$41,009	$535,903

	85		$3,676,306	$108,693	$2,765,201

(1)	Represents gross investment in real estate at 100% (excluding depreciation).

(2)	As of March 31, 2008, this joint venture included 18 office properties located in Ft. Lauderdale, Jacksonville and Orlando, Florida; Atlanta, Georgia; Rockville, Maryland; Charlotte, North Carolina; Memphis, Tennessee and Houston, Texas.

(3)	As of March 31, 2008, this joint venture included 16 office properties and 2 retail properties located in Birmingham, Alabama; Orlando and Tampa, Florida; Atlanta, Georgia; Charlotte, North Carolina and Austin, Texas.

(4)	During the three months ended March 31, 2008, the Company disposed of a portion of its interest in this joint venture through a series of three transactions. Effectively, the Company’s interest was reduced from 40% to 33.3%.

(5)	As of March 31, 2008, this joint venture included 11 retail properties located in Birmingham, Alabama; Jacksonville, Orlando, Punta Gorda and Tampa, Florida; Athens, Georgia and Houston, Texas.
For a detailed schedule of partially-owned unconsolidated assets, see page 32.

1Q08	-13-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Operating Joint Venture Income Summary
Three Months Ended March 31, 2008
(in thousands)

									Colonial
									Share of
	Total	Operating	Net Operating	Interest	Other Income	Gain (Loss)	Depreciation &	Net Income	Net Income
Venture	Revenues	Expenses	Income	Expense	(Expenses)	on Sale	Amortization	(Loss)	(Loss) (1)

MULTIFAMILY
CMS	$3,827	$1,864	$1,963	$1,247	$(8)	$—	$1,276	$(567)	$(124)
DRA	4,617	2,096	2,521	1,264	33	—	—	1,291	206
Development	134	262	(128)	82	(7)	6,501	116	6,168	(96)
Other	4,285	2,007	2,278	1,792	8	10,001	1,239	9,256	(60)

Total Multifamily	$12,863	$6,229	$6,634	$4,385	$26	$16,502	$2,631	$16,148	$(73)

OFFICE
DRA/CRT (2)	42,495	16,867	25,628	13,818	(360)	—	16,118	(4,668)	(530)
DRA/CLP (3)	28,397	11,322	17,075	10,577	297	—	11,155	(4,360)	(96)
UBS/CLP Mansell	3,895	1,252	2,643	1,426	7	(3)	2,268	(1,046)	(101)
Huntsville TIC (4)	5,762	1,860	3,902	3,247	26	—	3,300	(2,619)	(791)
Other	162	65	98	23	—	—	14	60	28

Total Office	$80,711	$31,365	$49,346	$29,091	$(31)	$(3)	$32,854	$(12,633)	$(1,491)

RETAIL
GPT (5)	8,191	3,041	5,150	3,076	(318)	—	3,508	(1,752)	11,977
OZRE (6)	8,583	2,276	6,307	4,565	34	—	4,270	(2,493)	(38)
Craft Farms	1,200	505	695	660	57	—	345	(253)	(142)
Parkway Place	2,732	827	1,905	1,090	—	—	1,067	(253)	(111)
Turkey Creek	2,530	607	1,923	994	6	—	888	46	59
Other	2,186	487	1,698	867	(17)	19	484	349	88

Total Retail	$25,422	$7,743	$17,679	$11,253	$(238)	$19	$10,562	$(4,356)	$11,833

	$118,995	$45,337	$73,658	$44,728	$(242)	$16,518	$46,047	$(841)	$10,269

Results of operations presented represents 100% of the operations for the properties in these joint ventures.
For a detailed schedule of partially-owned unconsolidated assets, see page 32.

(1)	Includes amortization or release of excess basis differences and management fee eliminations for certain joint ventures.

(2)	As of March 31, 2008, this joint venture included 18 office properties located in Ft. Lauderdale, Jacksonville and Orlando, Florida; Atlanta, Georgia; Rockville, Maryland; Charlotte, North Carolina; Memphis, Tennessee and Houston, Texas. Net income includes gains on Las Olas Centre, located in Ft. Lauderdale, Florida, which was sold during the third quarter of 2007.

(3)	As of March 31, 2008, this joint venture included 16 office properties and 2 retail properties located in Birmingham, Alabama; Orlando and Tampa, Florida; Atlanta, Georgia; Charlotte, North Carolina and Austin, Texas.

(4)	During the three months ended March 31, 2008, the Company disposed of a portion of its interest in this joint venture through a series of three transactions. Effectively, the Company’s interest was reduced from 40% to 33.3%.

(5)	This joint venture included 6 retail properties located in Auburn and Mobile, Alabama; Brunswick and Valdosta, Georgia; Greenville, North Carolina and Myrtle Beach, South Carolina. The Company sold its interest in this joint venture in February 2008 and recognized a gain of approximately $12.2 million.

(6)	As of March 31, 2008, this joint venture included 11 retail properties located in Birmingham, Alabama; Jacksonville, Orlando, Punta Gorda and Tampa, Florida; Athens, Georgia and Houston, Texas.

1Q08	-14-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Joint Venture Operational Statistics
First Quarter 2008

	As of
	03/31/2008	03/31/2007
Base rent per square foot — Straight-line
Office
Consolidated	$28.48	n/a
Unconsolidated	18.45	18.32

Retail
Consolidated	$15.54	$11.06
Unconsolidated	17.09	16.82

Base rent per square foot — Cash
Office
Consolidated	$20.96	n/a
Unconsolidated	17.95	17.52

Retail
Consolidated	$15.34	$10.99
Unconsolidated	16.89	16.48

	As of
	03/31/2008	03/31/2007
Square Feet (in 000’s)
Office
Consolidated	169	6,644
Unconsolidated (1)	2,786	1,464

Retail
Consolidated	674	6,259
Unconsolidated (1)	897	717

(1)	Square footage includes the Company’s weighted square-footage for partially-owned unconsolidated properties based on the Company’s ownership percentage. See the Appendix for additional detail.
OFFICE LEASE EXPIRATION SCHEDULE

	Total Assets at 100%				Total Assets at Pro Rata Share
		% of Leased		% of		% of Leased		% of
(SF & $ in 000s)	SF	SF	Rent	Total	SF	SF	Rent	Total
2008	1,530	11%	$28,438	10%	221	10%	$4,158	10%
2009	1,816	12%	32,771	12%	266	12%	4,818	11%
2010	1,711	12%	30,842	11%	243	11%	4,430	11%
2011	1,994	14%	38,232	14%	289	13%	5,577	13%
2012	2,546	17%	51,222	19%	374	17%	7,554	18%
2013+	4,968	34%	89,399	34%	847	37%	15,596	37%

Total Leased SF	14,565		$270,903		2,240		$42,134
RETAIL LEASE EXPIRATION SCHEDULE

	Total Assets at 100%				Total Assets at Pro Rata Share
		% of Leased		% of		% of Leased		% of
(SF & $ in 000s)	SF	SF	Rent	Total	SF	SF	Rent	Total
2008	247	6%	$3,355	5%	149	11%	$1,464	7%
2009	182	4%	3,329	5%	56	4%	1,103	5%
2010	435	10%	5,796	9%	78	6%	1,182	6%
2011	420	10%	7,158	12%	116	8%	2,593	12%
2012	557	13%	8,568	14%	189	13%	3,491	16%
2013+	2,508	57%	33,757	55%	830	58%	11,591	54%

Total Leased SF	4,349		$61,963		1,418		$21,424
OFFICE CAPITAL EXPENDITURES

	Three Months Ended
	3/31/2008	3/31/2007
Capital Expenditures ($ in 000s)
Regular Maintenance	$180	$1,265
Tenant Improvements	579	1,112
Leasing Commissions	248	839
Admin — Division	11	—

Total	$1,018	$3,216
Less: Unconsolidated Assets	(1,007)	(578)

Total — Consolidated Assets	$11	$2,638

RETAIL CAPITAL EXPENDITURES

	Three Months Ended
	3/31/2008	3/31/2007
Capital Expenditures ($ in 000s)
Regular Maintenance	$62	$350
Revenue— Enhancing	17	201
Tenant Improvements	193	1,377
Leasing Commissions	61	702
Admin — Division	56	14

Total w/o Acquisition-Related	$389	$2,644
Less: Unconsolidated Assets	(223)	(354)

Total — Consolidated Assets	$166	$2,290

1Q08	-15-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Development and For-Sale Residential Activities
CONDOMINIUM CONVERSION, FOR-SALE RESIDENTIAL AND DEVELOPMENT SALES
For the three months ended March 31, 2008, continuing operations includes gains on condominium conversion, for-sale residential and development sales (before minority interest and income taxes) of $1.7 million. For the three months ended March 31, 2008, there are no gains on condominium conversion, for-sale residential and development sales in discontinued operations. A summary of revenues and costs of these activities for the three months ended March 31, 2008 and 2007 are as follows:

	Three Months Ended
($ in 000s)	3/31/2008	3/31/2007
Condominium conversion revenues, net	$—	$34,079
Condominium conversion costs	—	(30,077)

Gains (losses) on condominium conversion sales, before minority interest and income taxes	—	4,002

For-sale residential revenues, net	2,776	9,259
For-sale residential costs	(2,743)	(7,017)

Gains (losses) on for-sale residential sales, before minority interest and income taxes	33	2,242

Development revenues, net	—	—
Development costs (1)	1,693	—

Gains on development sales, before minority interest and income taxes	1,693	—

Minority interest	—	142
Provision for income taxes	(140)	(2,275)

Gains on condominium conversions, for-sale residential sales and developments, net of minority interest and income taxes (2)	$1,586	$4,111

	Three Months Ended
	3/31/2008	3/31/2007
Condominium Conversion Projects Status
Units Closed in prior periods	1,197	935
Units Closed in current period	—	179
Contracted (3)	2	99
Available Units (4)	28	237

Total Units	1,227	1,450

For-Sale Residential Projects Status
Units Closed in prior periods	165	54
Units Closed in current period	12	46
Contracted (3)	86	232
Available Units / Lots (4)	511	1,410

Total Units	774	1,742

Notes:

(1)	Amounts recorded during the three months ended March 31, 2008, relate to cost estimates and contingencies resolved for sales transactions recorded during previous periods.

(2)	The Company recognizes incremental gains on condominium sales in FFO, net of provision for income taxes, to the extent that net sales proceeds, less costs of sales, from the sale of condominium units exceeds the greater of their fair value or net book value as of the date the property is acquired by the Company’s taxable REIT subsidiary.

(3)	Units under contract are stated as of the end of the quarter. There can be no assurance that condominium units under contract will close.

(4)	The Company is leasing the remaining units at two of its previous condominium conversion projects and also at two of its previous for-sale residential projects.
Condominium Conversions

			Average Price
			Units of			Under	Remaining
Project (2)	Location	Units	closed	Projected Sell Out	Units Closed	Contract (1)	Units

Azur at Metrowest (4)	Orlando, FL	311	$158,691	4Q08 - 1Q09	291	—	20
Capri at Hunter’s Creek (4)	Orlando, FL	250	195,543	4Q08 - 1Q09	240	2	8

		561			531	2	28

Residential For-Sale Development

			Average Price
			Units of			Under	Remaining
Project (2)	Location	Units	closed	Projected Sell Out	Units Closed	Contract (1)	Units

Regatta at James Island (4)	Charleston, SC	212	$191,382	3Q09 - 1Q10	133	9	70
Grander (3)(4)	Gulf Shores, AL	26	731,250	1Q10 - 3Q10	12	—	14
Cypress Village (lots) (3)	Gulf Shores, AL	188	200,000	2Q13 - 2Q14	5	—	183
Spanish Oaks (lots) (5)	Mobile, AL	200	62,715	1Q15 - 2Q17	14	—	186
Southgate on Fairview (3)(4)	Charlotte, NC	47	321,553	4Q08 - 2Q09	13	3	31
Colonial Traditions at Gulf Shores (4)(5)	Gulf Shores, AL	—	—	1Q11 - 1Q12	—	—	—
Metropolitan Midtown	Charlotte, NC	101	—	1Q09 - 3Q09	—	74	27

		774			177	86	511

Notes:

(1)	Units under contract are stated as of the end of the quarter. There can be no assurance that condominium units under contract will close.

(2)	In addition to the above projects, the Company has a 40% investment in Regents Park, a for-sale residential development property that will consist of 23 townhomes. As of March 31, 2008, there were six townhomes that had closed and one townhome under contract. The average price per townhome is expected to be approximately $2.1 million. See Unconsolidated Partnerships Summary on page 32.

(3)	During the third quarter of 2007, the Company recorded a $43.3 million non-cash impairment charge ($26.8 million net of income tax) associated with these projects as a result of the deterioration in the single family housing market and dislocation in the mortgage markets.

(4)	This project is classified as Held for Sale on the Company’s Consolidated Balance Sheet.

(5)	This project will include the sale of undeveloped parcels.
The Company’s expansion into the condominium and for-sale residential markets exposes the Company to new risks and challenges, which if they materialize, could have an adverse impact on the Company’s business, results of operations and financial condition. There can be no assurances of the amount, margin or velocity of future condominium and for-sale residential sales and closings.

1Q08	-16-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Current Development Pipeline
($ in MMs)

								Development Costs
		Units / SF-in 000s			Start	Compl.	Stab.	Total	Thru
	Location	Total	Deliv’d	Leased	Date	Date	Date	Cost	Q108	After

Multifamily
Enclave (1)(2)(3)	Charlotte, NC	84	—	—	1Q06	2Q08	3Q08	$26.2	$23.8	$2.4
CG at Ayrsley	Charlotte, NC	368	225	164	3Q06	3Q08	1Q09	34.9	31.1	3.8
CG at Onion Creek	Austin, TX	300	—	—	1Q07	4Q08	2Q09	31.8	21.6	10.2
CV at Godley Lake	Savannah, GA	288	24	—	3Q07	4Q08	2Q09	26.2	17.1	9.1
CV at Matthews Commons	Charlotte, NC	216	—	—	4Q07	4Q08	2Q09	21.1	5.1	16.0
CG at Desert Vista	Las Vegas, NV	380	—	—	1Q08	3Q09	2Q10	52.0	18.4	33.6
CG at Ashton Oaks	Austin, TX	362	—	—	1Q08	2Q09	4Q09	34.3	8.2	26.1

								226.5	125.3	101.2

Commercial
Office
Colonial Center TownPark 400*	Orlando, FL	176	—	38	2Q07	2Q08	2Q09	31.3	19.4	11.9
Metropolitan * (4)	Charlotte, NC	162	—	131	3Q06	2Q08	1Q09	39.5	30.5	9.0
Retail
Colonial Promenade Fultondale	Birmingham, AL	234	—	228	2Q06	2Q08	3Q08	23.0	20.3	2.7
Colonial Promenade Tannehill	Birmingham, AL	347	—	260	1Q07	4Q08	1Q09	49.5	28.9	20.6
Metropolitan * (4)	Charlotte, NC	189	—	100	3Q06	2Q09	4Q09	48.7	33.5	15.2

								192.0	132.6	59.4

For Sale Projects
Metropolitan * (4)	Charlotte, NC	101	—	—	3Q06	3Q09		43.1	29.0	14.1

								43.1	29.0	14.1

			Total Active Development Projects					$461.6	$286.9	$174.7

Residential Lots for Sale
Cypress Village (lots)(1)(3)	Gulf Shores, AL	236	236	—	1Q06	2Q14		21.6	18.8	2.8
Spanish Oaks (lots)	Mobile, AL	200	59	15	1Q06	3Q11		17.6	15.6	2.0

								39.2	34.4	4.8

			Future Development Projects (see page 20)						200.4
			Less assets transferred to operating assets						(16.2)

			Total Properties Under Development (per Balance Sheet)						$505.5

Unconsolidated Projects (5)
Regents Park (For-Sale) (1)(3)(6)	Atlanta, GA	23	23	—	1Q06	3Q09		$18.9	$17.5	$1.3
Colonial Promenade Smyrna * (7)	Nashville, TN	148	—	138	1Q07	3Q08	4Q08	17.4	16.2	1.2
Colonial Pinnacle Turkey Creek III (8)	Knoxville, TN	167	—	60	1Q08	3Q09	3Q09	14.7	3.6	11.1
CG at McKinney (9)	Dallas, TX	541	—	—	2Q08	1Q10	1Q11	14.6	1.5	13.1

								$65.6	$38.8	$26.7

Target Development Yield Ranges:
Multifamily:	7.0-8.5%
Office:	8.5-11.0%
Retail:	8.5-11.0%

*	These projects are part of a mixed-use development.

Notes:

(1)	During 2007, the Company recorded a non-cash impairment charge associated with these projects as a result of the deterioration in the single family housing market.

(2)	Enclave, formerly a for-sale residential project, is now being developed as a multifamily apartment community.

(3)	Total costs and Project costs to date are net of the impairment charge recorded during 2007. See Note 1.

(4)	Development costs are net of economic grant proceeds of approximately $12.6 million (present value) to be received after property is put into service.

(5)	Units and square feet for unconsolidated projects are presented at 100%.

(6)	Development costs represent 40% of total development costs, as the Company is a 40% partner in this project.

(7)	Development costs represent 50% of total development costs, as the Company is a 50% partner in this project.

(8)	Development costs represent 50% of total development costs, as the Company is a 50% partner in this project.

(9)	Development costs represent 25% of total development costs, as the Company is a 25% partner in this project.

1Q08	-17-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Future Development Pipeline
($ in MMs)

		Units/	Cost to
	Location	SF-in 000s	Date

Multifamily
CG at Thunderbird	Phoenix, AZ	244	$7.8
CG at Sweetwater	Phoenix, AZ	195	6.9
CG at Azure	Las Vegas, NV	188	7.1
CG at Cityway	Austin, TX	376	4.6
CG at Wakefield	Raleigh, NC	365	5.7
CG at South End	Charlotte, NC	344	10.6
CG at Hampton Preserve	Tampa, FL	486	12.2
CG at Randal Park (1)	Orlando, FL	600	12.3

			67.2

Commercial

Retail
Colonial Pinnacle Craft Farms II (1)	Gulf Shores, AL	75	1.5
Colonial Promenade Huntsville	Huntsville, AL	90	8.7

			10.2

Future Development Projects			$77.4

Undeveloped Land & Other Pre-development costs			123.0

Total Future Development Projects			$200.4

(1)	These projects are part of a mixed-use development.
ASSETS HELD FOR SALE

Total
Cost

Multifamily assets	$193.2
Office assets	—
Retail assets	—
For-Sale Residential	57.3

Total Assets Held For Sale (per Balance Sheet)	$250.5

1Q08	-18-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Property Acquisitions and Dispositions
($ in MMs)
SIGNIFICANT PROPERTY ACQUISITIONS

				Purch	1st Yr	Cap
	Location	Date	Units/SF	Price	Invest	Rate	Remarks
			(SF-000s)	($ mm)	(1)	(2)
Multifamily
Colonial Village at Matthews	Charlotte, NC	Jan-08	270	$18.4	$19.0	6.1%	remaining 75% interest
SIGNIFICANT PROPERTY DISPOSITIONS

				Sales	Cap
	Location	Date	Units/SF	Price	Rate	Remarks
			(SF-000s)	($ mm)	(3)

Multifamily
Fairmont at Fossil Creek	Fort Worth, TX	Jan-08	240	$3.2	5.4%	15% ownership interest
Auberry at Twin Creeks	Dallas, TX	Jan-08	216	3.2	5.6%	15% ownership interest
Arbors at Windsor Lake	Columbia, SC	Jan-08	228	1.4	6.4%	10% ownership interest
Park Crossing	Fairfield, CA	Feb-08	200	3.4	5.7%	10% ownership interest

Total — Multifamily				11.2

Office
250 Commerce Center	Montgomery, AL	Feb-08	37.0	3.1	10.1%

Retail
GPT	Multiple Cities	Feb-08	3,876.0	38.3	8.0%	10% ownership interest

	Total			$52.6

Notes:

(1)	First year investment includes the first year capital expenditures and closing costs which are included for purposes of underwriting the acquisition.

(2)	Projected GAAP property NOI divided by the projected first year investment price.

(3)	Represents market cap rate which includes industry standard management fees and capital reserves.

1Q08	-19-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Debt Summary
As of March 31, 2008
($ in 000s)
QUARTERLY DEBT SUMMARY

	CONSOLIDATED DEBT				WITH UNCONSOLIDATED SUBSID. DEBT
	Debt	%	Avg Int	Wtd Mat’y	Debt *(1)%		Avg Int	Wtd Mat’y
Unsecured/Secured
Unsecured Line of Credit	$82,000	5%	3.5%	4.2	$82,000	4%	3.5%	4.2
Unsecured Other	1,490,863	89%	5.8%	5.5	1,490,863	68%	5.8%	5.5
Secured	105,175	6%	5.4%	8.8	606,115	28%	5.4%	5.4

Total Debt	$1,678,038	100%	5.6%	5.6	$2,178,978	100%	5.6%	5.4

Fixed/Floating
Fixed Rate Debt	$1,581,494	94%	5.8%	5.8	$1,958,177	90%	5.8%	5.8
Floating Rate Debt — Capped	—	—	—	—	39,630	2%	4.5%	0.8
Floating Rate Debt	96,544	6%	3.6%	3.6	181,171	8%	3.8%	2.5

Total Debt	$1,678,038	100%	5.6%	5.7	$2,178,978	100%	5.6%	5.4

PRINCIPAL DEBT AMORTIZATION SCHEDULE
 ($ in MMs)
Amortization Schedule includes unconsolidated debt and excludes the Revolving Line of Credit — due June 2012
Weighted Average Interest
Rate on Maturing Debt
(excluding line of credit)

2008	4.71%
2009	4.41%
2010	5.52%
2011	4.88%
2012	6.81%
2013	6.11%
2014	6.10%
2015	5.49%
Thereafter	6.03%

Total	5.78%

LINE OF CREDIT

	12/31/07	03/31/08	Interest Rate	Due
Floating	$39,316	$82,000	3.50%	06/15/12
Competitive Bid Option — Floating	—	—	—	06/15/12

Total Outstanding on LOC	$39,316	$82,000	3.50%

Notes:
•	On January 8, 2008, the Company increased its borrowing capacity to $675MM, which includes a $337.5MM Competitive Bid Option, by exercising the accordion feature under its existing LOC.

•	In addition to the $675MM LOC, Wachovia has provided a $40MM Cash Management Line.

•	20 Banks participate in the LOC, co-led by Wachovia and Bank of America.

•	The Facility is priced based on the Company’s Senior Unsecured Debt Rating.

•	At BBB-/Baa3: the interest rate is LIBOR + 75 bps, and the facility fee is 17.5 bps.

•	5-Year facility through June 2012.

1Q08	-20-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Debt Summary
As of March 31, 2008
($ in 000s)
PUBLIC RATINGS

Rating
			Senior Unsecured	Preferred
Fitch Ratings	Sean Pattap	212-908-0642	BBB-	BB+
Moody’s Investor Services	Karen Nickerson	212-553-4924	Baa3	Ba1
Standard & Poor’s	Lisa Wright	212-438-3121	BBB-	BB+
COVERAGE RATIOS

	1Q07	YTD ’07	1Q08	YTD ’08
SEC Coverage Ratios (SEC Reg. S-K, Item 503)
Earnings to Fixed Charges (1)	0.8	0.8	0.9	0.9
Earnings to Fixed Charges & Preferred Share Distributions (1)	0.7	0.7	0.8	0.8

Supplemental Coverage Ratios
Interest Coverage (2)	2.5	2.5	2.3	2.3
Fixed Charge Coverage (3)	2.0	2.0	2.0	2.0
Fixed Charge w/ Cap Int (4)	1.8	1.8	1.6	1.6
See page 28 for a Reconciliation of SEC Coverage Ratios and a Reconciliation of Supplemental Coverage Ratios.
Coverage ratios as calculated by the Company may not be comparable to similarly titled measures used by other companies. Investors are cautioned that these measures should not be taken alone to determine a Company’s financial status.

Notes:

(1)	The deficiency of the ratio of earnings to fixed charges for the periods presented above is primarily due to the classification of operations for assets held for sale and sold as discontinued operations.

(2)	EBITDA/Interest Expense, including unconsolidated partnerships and joint ventures. The Company believes this ratio is useful as an additional measure of the Company’s ability to service debt. Additionally, management uses this ratio to make balance sheet management decisions.

(3)	EBITDA/Interest Exp + Pfd Dividends+Debt Prin Repayments, including unconsolidated partnerships and joint ventures. The Company believes this ratio is useful as an additional measure of the Company’ s ability to service debt. Additionally, management uses this ratio to make balance sheet management decisions.

(4)	EBITDA/Interest Exp+Capitalized Interest+Pfd Div+Debt Prin Repayments, including unconsolidated partnerships and joint ventures. The Company believes this ratio is useful as an additional measure of the Company’ s ability to service debt. Additionally, management uses this ratio to make balance sheet management decisions.
FINANCIAL COVENANTS AND PUBLIC DEBT

	1Q07	2Q07	3Q07	4Q07	1Q08	2Q08	3Q08	4Q08
Consolidated Debt to Total Assets cannot exceed 60%	52.0%	54.8%	53.5%	53.4%	53.1%
Secured Debt to Total Assets cannot exceed 40%	15.8%	13.5%	13.9%	14.8%	14.7%
Total Unencumbered Assets to Unsecured Debt must be at least 150%	192.3%	199.3%	208.8%	207.9%	206.6%
Consolidated Income Available for Debt Service Charges must be at least 1.50/1	2.7x	2.6x	2.6x	2.3x	2.4x

TOTAL MARKET CAPITALIZATION
Consolidated Debt	$2,311,734	$1,851,464	$1,629,502	$1,641,839	$1,678,038
Unconsolidated Debt	342,714	461,042	492,432	544,208	500,940

Total Debt	2,654,448	2,312,506	2,121,934	2,186,047	2,178,978
Preferred Stock
7.25% Series B (Units)	100,000	100,000	100,000	100,000	100,000
8.125% Series D	125,000	125,000	125,000	125,000	117,326
7.62% Series E	104,761	—	—	—	—

Total Preferred Stock	329,761	225,000	225,000	225,000	217,326

Market Equity (Shares & Units)	2,602,505	2,068,866	1,961,823	1,295,997	1,376,069

Total Market Capitalization	$5,586,714	$4,606,372	$4,308,757	$3,707,044	$3,772,373

Debt / Total Market Capitalization	47.5%	50.2%	49.2%	59.0%	57.8%
TOTAL MARKET CAPITALIZATION (W/ SUB): 5-YEAR
TOTAL MARKET CAPITALIZATION (W/ SUB): CURRENT QTR

1Q08	-21-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate — Trends
($ in 000s, except per share data)
SUPPLEMENTAL DATA

	Q108	Q107
Consolidated
FFO Gains/(Losses) (net of income taxes & minority interest):
Condo Conversions	$19	$2,668
For-Sale Residential	46	1,443
Development (1)	1,521	—
Land / Outparcel Sales	339	137

Totals	1,925	4,248

3rd Party Mgt & Leasing Fee Revenue	5,299	3,243
Straight Line Rents	34	1,567
Percentage Rents	108	248
Lease Terminations	(7)	12
Interest Expense	17,479	27,904
Interest Income	791	2,133
Capitalized Interest	6,336	6,245
Debt — Principal Amortization	199	1,588
Preferred Dividend Payments	4,315	6,304
Preferred Share Issuance Costs	271	—
Amortization of Deferred Financing Costs	1,188	1,657
Amortization of Stock Compensation	1,304	1,445

Unconsolidated (2)
Straight Line Rents	502	365
Interest Expense	7,941	5,239
Debt — Principal Reductions	94	140
Amortization of Deferred Financing Costs	149	169

Notes:

(1)	Amounts recorded during the three months ended March 31, 2008, relate to cost estimates and contingencies resolved for sales transactions recorded during previous periods.

(2)	The unconsolidated revenue and expense data are comprised of the Company’s percentage of the applicable line item, which is calculated in accordance with GAAP, for its unconsolidated partnerships and joint ventures. The Company believes this unconsolidated data is useful to investors in measuring the Company’s rights to cash flows and debt obligations related to the Company’s unconsolidated partnerships and joint ventures. The Company manages or leases each of its unconsolidated assets. Incorporating unconsolidated data also provides investors with management’s view of evaluating current operating performance and trends.
INVESTMENT ACTIVITY

	Q108	Q107
Acquisition of Properties
Multifamily	$18,375	$123,591
Office	—	—
Retail	—	—

Acquisitions	18,375	123,591

Other Assets & Debt Assumed	(14,700)	—
Less: Unconsolidated Assets	—	(6,293)

Acq, net — Consolidated Assets	$3,675	$117,298

Development Expenditures
Multifamily	30,993	16,457
Office	5,088	11,817
Retail	16,272	21,254
For-Sale / Other	34,893	41,673

Total, incl subs	87,246	91,201

Less: Infrastructure Reimbursement from City/County	—	(6,788)
Less: Unconsolidated /Other (1)	(5,107)	(6,883)

Development, Consol. Assets	$82,139	$77,530

(1) Includes items reclassified to other cash flow investing activites.

Proceeds from Sales of Properties, Net of Selling Costs
Multifamily	$11,220	$156,386
Office	6,450	14,061
Retail	7,021	12,503
For Sale / Projects	4,481	42,410
Land and other	2,228	1,358

Total, incl subs	31,400	226,718

Selling Costs	(636)	(11,566)
Outparcels/Land	(2,228)	(1,358)
Less: Unconsolidated — net	(22,096)	(29,061)

Sales, Net — Consolidated Assets	$6,440	$184,733

The unconsolidated data regarding investment activity, capital expenditures, tenant improvements and leasing commissions set forth herein are calculated in accordance with GAAP, for all of its unconsolidated partnerships and joint ventures. The Company believes this unconsolidated data is useful to investors in evaluating the total cash investing activities of the Company. Typically, the percent of investment activities for its unconsolidated assets must be funded out of current Company cash flows, and therefore, management uses the combined data to make financing and capital decisions.

1Q08	-22-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate Reconciliations
($ in 000s, except per share data)
RECONCILIATION OF REVENUES

	Q108	Q107
Divisional Total Revenues
Multifamily — Same Property	$69,656	$67,462
Multifamily — Non-Same Property	8,639	9,027
Office	14,614	38,026
Retail	8,710	25,301

Total Divisional Revenues	101,619	139,816

Less: Unconsolidated Revenues — Mfam	(2,218)	(2,572)
Less: Unconsolidated Revenues — Off	(13,147)	(7,827)
Less: Unconsolidated Revenues — Rtl	(5,338)	(3,669)
Discontinued Operations	(7,416)	(19,008)
Construction Revenues	7,879	12,785
Unallocated Corporate Rev	5,299	3,243

Cons. Rev, adj -’08 Disc Ops	86,678	122,768

Add: Add’l Disc Ops Rev, post filing	—	8,479

Total Consol. Rev, per 10-Q / K	$86,678	$131,247

RECONCILIATION OF EXPENSES

	Q108	Q107
Divisional Total Expenses
Multifamily — Same Property	$26,763	$26,115
Multifamily — Non-Same Property	4,268	5,228
Office	4,962	12,832
Retail	2,757	7,442

Total Divisional Expenses	38,750	51,617

Less: Unconsolidated Expenses — Mfam	(1,087)	(1,505)
Less: Unconsolidated Expenses — Off	(4,626)	(2,988)
Less: Unconsolidated Expenses — Rtl	(1,552)	(1,143)
Discontinued Operations	(3,063)	(7,863)
Other Expense	177	121

Total Property Operating Exp	28,599	38,239
Construction Expenses	7,266	12,371
Property Management Exp	2,241	3,490
General & Administrative Exp	5,780	5,978
Management Fee and Other Exp	3,685	2,943
Investment and Development (1)	769	138
Depreciation	23,691	32,109
Amortization	771	5,725

Cons. Exp, adj -’08 Disc Ops	72,802	100,993

Add: Add’l Disc Ops Exp,post filing	—	5,694

Total Consol. Exp, per 10-Q / K	$72,802	$106,687

Notes on following page.

1Q08	-23-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate Reconciliations
($ in 000s, except per share data)
RECONCILIATION OF NOI

	Q108	Q107
Divisional Total NOI
Multifamily — Same Property	$42,893	$41,347
Multifamily — Non-Same Property	4,371	3,799
Office	9,652	25,194
Retail	5,953	17,859

Total Divisional NOI	62,869	88,199

Less: Unconsolidated NOI — Mfam	(1,131)	(1,067)
Less: Unconsolidated NOI — Off	(8,521)	(4,839)
Less: Unconsolidated NOI — Rtl	(3,786)	(2,526)
Discontinued Operations	(4,353)	(11,145)
Unallocated Corporate Rev	5,299	3,243
Other Expense	(177)	(121)
Construction NOI	613	414
Property Management Exp	(2,241)	(3,490)
General & Administrative Exp	(5,780)	(5,978)
Management Fee and Other Exp	(3,685)	(2,943)
Investment and Development (1)	(769)	(138)
Depreciation	(23,691)	(32,109)
Amortization	(771)	(5,725)

Income from Operations	13,876	21,775
Total Other Income (Expense)	896	(17,561)

Income from Contin’g Ops (2)	14,772	4,214

Disc Ops	—	2,785
07 & 08 Disc Ops Other Inc(Exp)	—	(1,142)

Inc from Cont (2), per 10-Q / K	$14,772	$5,857

Quarterly NOI from Properties Not Stabilized in that Quarter
Properties in Lease-up or CIP	1,338	1,035
Acquisitions	84	2,503

Notes:

(1)	Reflects costs incurred related to abandoned pursuits. Abandoned pursuits are volatile and therefore may vary between periods.

(2)	Income from Continuing Operations before extraordinary items, minority interest and discontinued operations. Adjustments for additional discontinued operations have restated prior periods in accordance with FAS 144.
QUARTERLY DATA FOR THE THREE MONTHS ENDED MARCH 31, 2008 AND 2007

	Q108	Q107
Assets Sold
Revenue from assets sold	$82	$12,078
Expenses from assets sold	138	5,164

NOI from assets sold	(56)	6,914

Assets Held for Sale
Revenue from assets held for sale	7,334	6,928
Expenses from assets held for sale	2,925	2,697

NOI from assets held for sale	4,409	4,231

Assets sold, not classified in discontinued operations
Revenue from assets sold	19	40,923
Expenses from assets sold	91	13,807

NOI from assets sold	$(72)	$27,116

1Q08	-24-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate Reconciliations
($ in 000s, except per share data)
NOI FROM DISCONTINUED OPERATIONS
NOI as reported by the Company does not include results from discontinued operations (i.e., assets sold or held for sale as of March 31, 2008). A reconciliation of NOI from properties sold or held for sale to net income for these properties is as follows:

	Q108	Q107

Income from discontinued operations	$4,126	$6,320
Interest (income) expense, net	227	2,025
Depreciation and amortization expenses	—	2,796
Other	—	4

NOI from discontinued operations	$4,353	$11,145

NOI from assets sold	(56)	6,914
NOI from assets held for sale	4,409	4,231

NOI from discontinued operations	$4,353	$11,145

EBITDA RECONCILIATION

	Q108	Q107
Net Income to Common S/H	$14,227	$31,856
Consolidated
Minority Interest	3,016	7,279
(Inc)/Loss — Uncons. Assets	(10,269)	(6,814)
Preferred Dividends	4,315	6,303
Preferred Share Issuance Costs	271	—
Interest Expense	17,479	27,904
(Gain)/Loss on Retirement of Debt	(5,471)	68
Income Tax Expense (Benefit)	591	2,502
Depreciation & Amortization	24,462	40,630
(Gain)/Loss on Sale (Cont & Disc)	(5,236)	(38,401)
Gain/(Loss)-Undeprec Prop (1)	1,925	4,248

EBITDA from Consolidated Props	45,310	75,575

Unconsolidated
Reverse: Inc/(Loss) — Uncons.	10,269	6,814
Interest Expense	7,941	5,239
Depreciation & Amortization	8,191	5,149
(Gain)/Loss on Sale of Prop	(12,298)	(8,481)

EBITDA	$59,413	$84,296

(1)	The Company includes the effects of undepreciated real estate (e.g. land, outparcels and condominium units) in EBITDA, as this is a recurring source of cash.
EBITDA is defined as earnings before interest, taxes, depreciation and amortization (“EBITDA”), including the effects of the Company’s percentage ownership of its unconsolidated partnerships and joint ventures; the calculation also excludes the effects of gains (losses) from depreciated property. The Company believes EBITDA is useful to investors as an indicative measure of operating performance due to the significant long-lived real estate exposure and because it can be used to measure the Company’s ability to service debt, fund capital expenditures and expand its business. However, EBITDA should not be considered an alternative to net income, operating profit, cash flow from operations or any other operating or liquidity performance measure prescribed by GAAP. In addition, EBITDA as calculated by the Company, may not be comparable to similarly titled measures used by other companies. Investors are cautioned that the items adjusted to Net Income to Common Shareholders are significant components in understanding and assessing the Company’s financial performance.

1Q08	-25-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate Reconciliations
($ in 000s, except per share data)
RECONCILIATION OF SEC COVERAGE RATIOS

	Q108	Q107
Earnings
Net Income (before preferred shares)	$16,986	$36,347
Discontinued Operations:
(Income)/Loss from Discontinued Operations	(4,126)	(6,322)
Minority Interest in CRLP	1,231	7,641
(Gains)/Losses on Disposal of Discontinued Operations, net of income taxes	(2,913)	(34,801)
Minority Interest of Limited Partners	(13)	42
CRLP Minority Interest — Common U/H	1,785	(362)
(Gains)/Losses from Sales of Property, net of income taxes	(1,931)	(1,325)
Minority Interest of Limited Partners	(5)	(143)
Income Taxes and Other	(874)	233
(Income)/Loss from Unconsolidated Entities	(10,269)	(6,814)

	(129)	(5,504)
Amortization of Interest Capitalized	900	600
Capitalized Interest	(6,336)	(6,245)
Distributions from Unconsolidated Entities	3,217	2,335
Fixed Charges, from below	26,830	37,618

Earnings	24,482	28,804

Fixed Charges
Interest Expense	17,479	27,904
Capitalized Interest	6,336	6,245
Amortization of Deferred Financing Costs	1,188	1,657
Distrib to Series B Pfd Unitholders	1,827	1,812

Total	26,830	37,618

Fixed Charges & Preferred Share Distributions
Add: Distrib-Pfd Share Series B, D & E	2,488	4,491

Total	$29,318	$42,109

RECONCILIATION OF SUPPLEMENTAL COVERAGE RATIOS

	Q108	Q107

Interest Coverage Denominator
Interest Expense	$17,479	$27,904
Interest Expense — Unconsolidated	7,941	5,239

Total Interest Expense	25,420	33,143

Fixed Charge Denominator
Add: Preferred Dividend Payments	4,315	6,303
Debt Principal Amortization	199	1,588
Debt Principal Amortortization — Unconsolidated	94	140

Total Fixed Charges	30,028	41,174

Fixed Charge w/ Capitalized Interest Denominator
Add: Capitalized Interest	6,336	6,245

Total Fixed Charges w/ Capitalized Interest	$36,364	$47,419

1Q08	-26-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Multifamily Community Table
As of March 31, 2008
Appendix

					Apartment	Square	Occupancy	Market Rental Rates
Property	MSA	State	Year Built / Avg Age	% Own	Homes	Feet(000s)	Rate	Per Home	Per SF	S-P

PROPERTIES IN MAJOR MARKETS

CG at Huntcliff	Atlanta	GA	1997	20%	358	365	98.3%	$898	$0.89
CG at Berkeley Lake	Atlanta	GA	1998	100%	180	244	96.7%	927	0.68	S
CG at Mount Vernon	Atlanta	GA	1997	100%	213	257	94.4%	1,090	0.90	S
CG at River Oaks	Atlanta	GA	1992	100%	216	276	95.8%	898	0.70	S
CG at River Plantation	Atlanta	GA	1994	100%	232	310	94.4%	891	0.67	S
CG at Sugarloaf	Atlanta	GA	2002	100%	250	329	95.6%	927	0.71	S
CG at McGinnis Ferry	Atlanta	GA	1997	100%	434	509	95.9%	877	0.75	S
CG at Barrett Creek	Atlanta	GA	1999	100%	332	310	96.4%	795	0.85	S
CG at McDaniel Farm	Atlanta	GA	1997	100%	425	451	97.2%	800	0.75	S
CG at Shiloh	Atlanta	GA	2002	100%	498	533	98.4%	845	0.79	S
CG at Pleasant Hill	Atlanta	GA	1996	100%	502	502	95.4%	805	0.80	S

Total		11	10.6 Years		3,640	4,086	96.3%	866	0.77

Same Store		10	10.6 Years		3,282	3,722	96.2%	866	0.76

Cunningham	Austin	TX	2000	20%	280	258	93.9%	741	0.80
Canyon Creek LP	Austin	TX	2007	25%	336	349	96.4%	880	0.85
CG at Silverado	Austin	TX	2004	100%	238	240	93.7%	771	0.77	S
CG at Silverado Reserve	Austin	TX	2006	100%	256	266	96.5%	838	0.81	S
CV at Quarry Oaks	Austin	TX	1996	100%	533	470	96.8%	707	0.80	S
CV at Sierra Vista	Austin	TX	1999	100%	232	206	98.7%	680	0.77	S
CG at Round Rock	Austin	TX	2006	100%	422	430	97.9%	804	0.79	S
CV at Canyon Hills	Austin	TX	1996	100%	229	183	99.1%	690	0.86	S

Total		8	6.3 Years		2,526	2,401	97.0%	754	0.78

Same Store		6	6.8 Years		1,910	1,794	97.1%	749	0.79

The Groves at Riverchase	Birmingham	AL	1996	20%	345	327	99.1%	738	0.78
Colony Woods	Birmingham	AL	1988	10%	414	451	97.3%	696	0.63
Meadows	Birmingham	AL	1987	10%	400	464	97.5%	651	0.56
Madison	Birmingham	AL	1985	10%	276	249	95.7%	578	0.65
CV at Rocky Ridge	Birmingham	AL	1984	15%	226	259	96.5%	677	0.59
CG at Mountain Brook	Birmingham	AL	1987/1991	15%	392	393	97.7%	718	0.72
CG at Liberty Park	Birmingham	AL	2000	100%	300	339	95.7%	933	0.83	S
CV at Trussville	Birmingham	AL	1996	100%	376	410	94.9%	700	0.64	S
CV at Inverness	Birmingham	AL	1986/1987/1990/1997	100%	586	508	96.8%	606	0.70	S

Total		9	17.4 Years		3,315	3,401	96.2%	708	0.71

Same Store		3	12.7 Years		1,262	1,257	96.0%	712	0.71

CG at Cypress Cove	Charleston	SC	2001	100%	264	304	97.7%	887	0.77	S
CV at Westchase	Charleston	SC	1985	100%	352	258	97.4%	660	0.90	S
CV at Hampton Pointe	Charleston	SC	1986	100%	304	315	95.1%	762	0.74	S
CG at Quarterdeck	Charleston	SC	1987	100%	230	219	95.2%	883	0.93	S
CV at Waters Edge	Charleston	SC	1985	100%	204	188	95.1%	724	0.79	S
CV at Windsor Place	Charleston	SC	1985	100%	224	213	94.6%	723	0.76	S

Total		6	19.8 Years		1,578	1,497	96.0%	767	0.81

Same Store		6	19.8 Years		1,578	1,497	96.0%	767	0.81

CV at Matthews	Charlotte	NC	1990	100%	270	256	94.1%	656	0.69
CG at Mallard Creek	Charlotte	NC	2004	100%	252	233	98.4%	790	0.86	S
CG at Beverly Crest	Charlotte	NC	1996	100%	300	279	97.3%	746	0.80	S
CG at Mallard Lake	Charlotte	NC	1998	100%	302	301	96.0%	754	0.76	S
CV at Chancellor Park	Charlotte	NC	1996	100%	340	327	93.5%	731	0.76	S
CG at University Center	Charlotte	NC	2006	100%	156	167	94.2%	769	0.72	S
CV at Meadow Creek	Charlotte	NC	1984	100%	250	230	92.4%	629	0.68	S
Heatherwood	Charlotte	NC	1980	100%	476	439	94.3%	606	0.66	S
CV at Charleston Place	Charlotte	NC	1986	100%	214	172	91.6%	584	0.73	S
CV at Stone Point	Charlotte	NC	1986	100%	192	173	91.7%	696	0.77	S
CV at Greystone	Charlotte	NC	1998/2000	100%	408	387	92.4%	641	0.68
CG at Legacy Park	Charlotte	NC	2001	100%	288	301	95.8%	750	0.72	S
CV at Timber Crest	Charlotte	NC	2000	100%	282	273	92.2%	669	0.69	S
CV at South Tryon	Charlotte	NC	2002	100%	216	236	94.9%	731	0.67	S

Total		14	13.1 Years		4,564	4,393	89.3%	719	0.75

Same Store		12	13.1 Years		3,268	3,130	94.5%	699	0.73

1Q08	-27-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Multifamily Community Table
As of March 31, 2008
Appendix

					Apartment	Square	Occupancy	Market Rental Rates
Property	MSA	State	Year Built / Avg Age	% Own	Homes	Feet(000s)	Rate	Per Home	Per SF	S-P
CV at Oakbend	Dallas	TX	1996	100%	426	383	96.7%	748	0.83	S
Brookfield	Dallas	TX	1984	100%	232	166	94.4%	547	0.77	S
Paces Cove	Dallas	TX	1982	100%	328	220	95.7%	508	0.76	S
Remington Hills	Dallas	TX	1984	100%	362	347	94.8%	746	0.78	S
CV at Main Park	Dallas	TX	1984	100%	192	180	97.4%	752	0.80	S
Summer Tree	Dallas	TX	1980	100%	232	136	96.1%	506	0.86	S
CV at Vista Ridge	Dallas	TX	1985	100%	300	237	98.7%	600	0.76	S
CV at Pear Ridge	Dallas	TX	1988	100%	242	199	94.6%	640	0.78	S
CG at Valley Ranch	Dallas	TX	1997	100%	396	462	97.7%	1,028	0.88	S

Total		9	21.3 Years		2,710	2,329	96.3%	699	0.81

Same Store		9	21.3 Years		2,710	2,329	96.3%	696	0.81

Belterra	Fort Worth	TX	2006	10%	288	278	93.4%	875	0.91
CG at Bear Creek	Fort Worth	TX	1998	100%	436	395	97.9%	851	0.94	S
CV at Willow Creek	Fort Worth	TX	1996	100%	478	427	94.6%	760	0.85	S
CV at Shoal Creek	Fort Worth	TX	1996	100%	408	382	98.0%	786	0.84	S
CV at Bear Creek	Fort Worth	TX	1984	100%	120	91	98.3%	619	0.82	S
CV at Bedford	Fort Worth	TX	1983	100%	238	158	96.1%	549	0.83	S
Cottonwood Crossing	Fort Worth	TX	1985	100%	200	150	100.0%	504	0.67	S
CV at Grapevine	Fort Worth	TX	1985	100%	450	387	96.2%	700	0.81	S
CV at North Arlington	Fort Worth	TX	1985	100%	240	191	98.8%	608	0.77	S

Total		9	17.1 Years		2,858	2,458	97.1%	711	0.84

Same Store		8	19.0 Years		2,570	2,180	97.2%	709	0.84

CG at Edgewater I	Huntsville	AL	1990/1999	100%	500	543	98.6%	726	0.67	S
CG at Madison	Huntsville	AL	2000	100%	336	355	97.3%	796	0.76	S

Total		2	10.8 Years		836	897	98.1%	755	0.70

Same Store		2	10.8 Years		836	897	98.1%	755	0.70

CG at Heather Glen	Orlando	FL	2000	100%	448	523	99.1%	969	0.83	S
CG at Town Park(Lake Mary)	Orlando	FL	2002	100%	456	535	96.1%	1,016	0.87	S
CV at Twin Lakes	Orlando	FL	2004	100%	460	418	96.3%	881	0.97	S
CG at Town Park Reserve	Orlando	FL	2004	100%	80	77	97.5%	1,149	1.19	S
CG at Heathrow	Orlando	FL	1997	100%	312	353	97.4%	974	0.86	S
CG at Hunter’s Creek	Orlando	FL	1997	100%	496	624	96.6%	1,003	0.80	S

Total		6	7.3 Years		2,252	2,531	97.1%	975	0.87

Same Store		6	7.3 Years		2,252	2,531	97.1%	975	0.87

CG at Scottsdale	Phoenix	AZ	1999	100%	180	202	95.6%	1,113	0.99	S
CG at OldTown Scottsdale South	Phoenix	AZ	1994	100%	264	265	96.2%	929	0.93
CG at OldTown Scottsdale North	Phoenix	AZ	1995	100%	208	206	94.7%	923	0.93
CG at Inverness Commons	Phoenix	AZ	2002	100%	300	306	95.7%	802	0.79

Total		4	10.5 Years		952	978	95.6%	923	0.90

Same Store		1	9.0 Years		180	202	95.6%	1,113	0.99

CV at Cary	Raleigh	NC	1995	20%	319	400	96.2%	852	0.68
CG at Research Park (Durham)	Raleigh	NC	2002	20%	370	375	95.4%	770	0.76
CG at Arringdon	Raleigh	NC	2003	100%	320	311	97.5%	781	0.80	S
CG at Patterson Place	Raleigh	NC	1997	100%	252	237	98.0%	795	0.85	S
CG at Crabtree Valley	Raleigh	NC	1997	100%	210	210	95.2%	739	0.74	S
CV at Highland Hills	Raleigh	NC	1987	100%	250	263	93.2%	683	0.65
Parkside at Woodlake	Raleigh	NC	1996	100%	266	255	96.2%	661	0.69	S
CV at Deerfield	Raleigh	NC	1985	100%	204	198	97.1%	710	0.73	S
CG at Trinity Commons	Raleigh	NC	2000/2002	100%	462	484	95.2%	768	0.73	S

Total		9	12.1 Years		2,653	2,733	96.0%	744	0.74

Same Store		6	11.5 Years		1,714	1,695	96.4%	747	0.76

Ashley Park	Richmond	VA	1988	100%	272	194	94.9%	727	1.02	S
Trolley Square East & West	Richmond	VA	1964/1965	100%	331	169	92.7%	756	1.48	S
CV at Hampton Glen	Richmond	VA	1986	100%	232	178	98.7%	857	1.12	S
CV at West End	Richmond	VA	1987	100%	224	156	98.2%	781	1.13	S
CV at Chase Gayton	Richmond	VA	1984	100%	328	311	98.8%	805	0.85	S
CV at Waterford	Richmond	VA	1989	100%	312	289	96.5%	854	0.92	S

Total		6	24.9 Years		1,699	1,298	96.5%	796	1.04

Same Store		6	24.9 Years		1,699	1,298	96.5%	796	1.04

CG at Godley Station I	Savannah	GA	2005	100%	312	337	95.8%	864	0.80
CV at Greentree	Savannah	GA	1984	100%	194	165	96.9%	698	0.82	S
CG at Hammocks	Savannah	GA	1997	100%	308	324	95.8%	917	0.87	S
CV at Huntington	Savannah	GA	1986	100%	147	121	96.6%	715	0.87	S
CV at Marsh Cove	Savannah	GA	1983	100%	188	197	96.8%	754	0.72	S

Total		5	17.0 Years		1,149	1,145	96.3%	813	0.82

Same Store		4	20.5 Years		837	807	96.4%	794	0.82

TOTAL PROPERTIES IN MAJOR MARKETS		98	14.2 Years		30,732	30,147	95.3%	$779	$0.80

Same Store		79	14.9 Years		24,098	23,341	96.3%	$776	$0.80

1Q08	-28-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Multifamily Community Table
As of March 31, 2008
Appendix

					Apartment	Square	Occupancy	Market Rental Rates
Property	MSA	State	Year Built / Avg Age	% Own	Homes	Feet(000s)	Rate	Per Home	Per SF	S-P

PROPERTIES IN OTHER MARKETS

Autumn Hill (formerly known as Trophy Chase I & II)	Charlottesville	VA	1970	100%	425	370	91.3%	$714	$0.82	S
Autumn Park I & II	Greensboro	NC	2001/2004	100%	402	404	95.0%	754	0.75	S
CG at Shelby Farms I	Memphis	TN	1998	100%	296	318	97.0%	811	0.76	S
CG at Bellevue	Nashville	TN	1996	100%	349	345	97.1%	872	0.88	S
CG at Seven Oaks	Tampa	FL	2004	100%	318	302	95.9%	886	0.93	S
CG at Wilmington	Wilmington	NC	1998/2002	100%	390	356	94.4%	727	0.80	S
CG at Brentwood	Nashville	TN	1995	25%	254	287	96.9%	954	0.85
CG at Palma Sola	Sarasota	FL	1992	25%	340	293	96.5%	799	0.93
CG at Lakewood Ranch	Sarasota	FL	1999	100%	288	302	97.9%	978	0.93	S
CV at Greenbrier	Washington DC	VA	1980	100%	258	217	97.3%	927	1.10	S
CV at Pinnacle Ridge	Asheville	NC	1948/1985	100%	166	147	97.6%	680	0.77	S
CV at Huntleigh Woods	Mobile	AL	1978	100%	233	199	97.0%	564	0.66	S
CV at Ashford Place	Mobile	AL	1983	100%	168	146	98.2%	632	0.73	S
CV at Tradewinds	Norfolk	VA	1988	100%	284	280	97.5%	840	0.85	S
CV at Mill Creek	Winston-Salem	NC	1984	100%	220	210	96.8%	596	0.63	S
CV at Harbour Club	Norfolk	VA	1988	100%	213	193	97.7%	917	1.01	S
Glen Eagles I & II	Winston-Salem	NC	1990/2000	100%	310	312	93.9%	658	0.65	S
Portofino at Jensen Beach	Port St. Lucie	FL	2002	100%	118	137	96.6%	824	0.71
Murano at Delray Beach	West Palm Beach	FL	2002	100%	93	112	97.8%	1,127	0.93
Shelby Farms II	Memphis	TN	2007	100%	154	155	92.2%	750	0.75
Stone Ridge	Columbia	SC	1972	10%	191	199	94.2%	628	0.60

TOTAL PROPERTIES IN OTHER MARKETS		21	16.6 Years		5,794	5,604	94.6%	$791	$0.82

Same Store		15	19.2 Years		4,320	4,099	96.3%	$777	$0.82

THIRD-PARTY MANAGED BUSINESS
Hawthorne Groves	Orlando	FL	2002	0%	328	363	98.2%
Hawthorne Village	Daytona Beach	FL	2006	0%	378	414	95.8%
Monte D’oro	Birmingham	AL	1977	0%	200	296	97.5%
PH Coursey Place	Baton Rouge	LA	2003	0%	352	352	94.0%

TOTAL MANAGED		4	11.0 Years		1,258	1,424	96.2%

LEASE UP PROPERTIES
CG at Ayrsley	Charlotte	NC	2008	100%	368	372	LU	915	0.91
CG at Huntersville	Charlotte	NC	2008	100%	250	248	LU	884	0.89
CG at Traditions	Gulf Shores	AL	2007	35%	324	322	LU	979	0.98
CV at Cypress Village	Gulf Shores	AL	2008	100%	96	194	LU	—	—

TOTAL LEASE UP		4	0.3 Years		1,038	1,136		914	0.91

TOTAL ALL PROPERTIES (1)		127	14.5 Years		38,822	38,311	95.2%	$780	$0.80

Same Store		94	15.6 Years		28,418	27,439	96.3%	$776	$0.80

Notes:
CG = Colonial Grand Apartments, Class A; CV = Colonial Village Apartments, Class B
LU = Properties in lease-up are not included in Occupancy Rate and Rental Rate totals and subtotals.
S = Current year same-property portfolio: property has been in service for a full calendar year. Partially-owned properties are not included.

1Q08	-29-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Office Property Table
As of March 31, 2008
Appendix

							Base Rent
			Year	%		Occupancy	Per
Property	MSA	State	Built	Own	SF - 000s	Rate	Sq. Foot (1)	S-P

CONSOLIDATED PROPERTIES
CC Brookwood Village	Birmingham	AL	2007	100%	169	99.5%	$28.48

Total Consolidated	1				169	99.5%	$28.48

UNCONSOLIDATED PROPERTIES

DRA/CRT Joint Venture
Atlanta Chamblee	Atlanta	GA	2000	15%	1,129	91.9%	$19.57
Atlanta Perimeter	Atlanta	GA	1985	15%	182	87.2%	19.14
Atlantic Center Plaza	Atlanta	GA	2001	15%	500	96.1%	30.52
Baymeadows Way	Jacksonville	FL	1989/90/98	15%	224	100.0%	10.48
Broward Financial Center	Ft.Lauderdale	FL	1986	15%	325	76.8%	27.11
Charlotte University	Charlotte	NC	1999	15%	183	84.0%	19.29
Decoverly	Rockville	MD	1989	15%	156	91.2%	25.45
Germantown Center	Memphis	TN	1999	15%	534	89.3%	19.22
Jacksonville Baymeadows	Jacksonville	FL	1999	15%	751	83.3%	13.26
Jacksonville JTB	Jacksonville	FL	2001	15%	417	100.0%	13.45
McGinnis Park	Atlanta	GA	2001	15%	202	75.9%	18.98
Orlando Central	Orlando	FL	1980	15%	617	86.4%	18.50
Orlando Lake Mary	Orlando	FL	1999	15%	304	86.5%	17.91
Orlando University	Orlando	FL	2001	15%	385	84.6%	19.81
Post Oak	Houston	TX	1982	15%	1,197	95.4%	19.99
Ravinia 3	Atlanta	GA	1991	15%	802	94.9%	18.81
Signature Place	Dallas	TX	1983/86	15%	437	78.7%	18.27
Westchase	Houston	TX	2000	15%	184	98.5%	23.16

Totals	18				8,529	89.9%	19.32

Totals (Weighted)					1,279	89.9%	19.32

DRA/CLP Joint Venture
901 Maitland	Orlando	FL	1985	15%	156	72.3%	20.46
Colonial Center at TownPark	Orlando	FL	2001	15%	658	98.9%	21.45
Colonial Center at Bayside	Tampa	FL	1988-94/97	15%	213	81.7%	19.84
Colonal Center at Colonnade	Birmingham	AL	1989/99	15%	419	98.2%	21.72
Colonial Center Blue Lake	Birmingham	AL	1982-2005	15%	167	92.5%	19.61
Colonial Center Heathrow	Orlando	FL	1988/96/97/98/99/2000/2001	15%	922	85.4%	19.59
Colonial Place I and II	Tampa	FL	1984/86	15%	372	93.6%	24.50
Colonial Plaza	Birmingham	AL	1982-99	15%	171	89.1%	17.94
Colonial TownPark Office — Lifestyle	Orlando	FL	2004	15%	38	93.9%	23.57
Concourse Center	Tampa	FL	1982-2005/1983-2003/1984	15%	294	97.5%	20.00
Esplanade	Charlotte	NC	1981-2007	15%	203	85.0%	19.47
Independence Plaza	Birmingham	AL	1979-2000	15%	106	86.9%	18.66
International Park	Birmingham	AL	1987/99	15%	211	84.1%	20.89
The Peachtree	Atlanta	GA	1989	15%	317	87.4%	24.46
Research Park Plaza III and IV	Austin	TX	2001	15%	358	100.0%	22.24
Riverchase Center	Birmingham	AL	1985	15%	306	92.9%	10.73

Totals	16				4,910	91.1%	20.43

Totals (Weighted)					737	91.1%	20.43

Huntsville TIC Joint Venture
Colonial Center Lakeside	Huntsville	AL	1989/90	40%	122	97.2%	17.97
Colonial Center Research Park	Huntsville	AL	1999	40%	134	98.9%	18.22
Colonial Center Research Place	Huntsville	AL	1979/84/88	40%	273	76.6%	12.65
DRS Building	Huntsville	AL	1972/86/90/03	40%	215	100.0%	8.48
Northrop Grumman Building	Huntsville	AL	2007	40%	110	100.0%	13.76
Perimeter Corporate Park	Huntsville	AL	1986/89	40%	235	95.4%	17.81
Progress Center	Huntsville	AL	1987/89	40%	222	98.3%	12.44
Regions Bank Center	Huntsville	AL	1990	40%	155	96.3%	19.32
Research Park Office Center	Huntsville	AL	1998/99	40%	236	96.4%	11.86

Totals	9				1,702	94.3%	14.24

Totals (Weighted)					656	94.3%	14.24

Colonial Center Mansell Joint Venture
Colonial Center Mansell Overlook	Atlanta	GA	1987/96/97/00	15%	653	93.8%	21.52
Lakeside & Shoppes at Mansell	Atlanta	GA	1996-2005	15%	36	92.7%	25.52

Totals	2				689	93.7%	21.74

Totals (Weighted)					103	93.7%	21.74

Land Title Building	Birmingham	AL	1975	33%	30	100.0%	13.65

Total Unconsolidated	46				15,860	91.4%	$18.45

Total Unconsolidated (Weighted)					2,786	91.4%	18.45

THIRD-PARTY MANAGED BUSINESS
International Park 2000	Birmingham	AL		0%	130
Colonial Center Heathrow 500	Orlando	FL		0%	76

TOTAL MANAGED	2				206

TOTAL ALL PROPERTIES	49				16,235	91.9%	$18.91

Notes:

LU =	Properties in lease up; these properties are not included in occupancies for Subtotals or Totals categories.

S =	Current year same-property portfolio: property has been in service for a full calendar year. Partially-owned properties are not included.

(1)	Base rent per square foot amounts are calculated on a straight-line basis in accordance with GAAP.

1Q08	-30-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Retail Property Table
As of March 31, 2008
Appendix

					Square Feet (000s)				Base Rent
Property	MSA	State	Year Built	% Own	Total	Anchor Owned	CLP Owned	Occupancy Rate	per Sq. Foot (1)	S-P

CONSOLIDATED PROPERTIES

Brookwood Village	Birmingham	AL	1973/91/00	100%	604	232	372	94.9%	$18.72	S
Brookwood Convenience Center	Birmingham	AL	1974	100%	7	—	7	100.0%	17.50
CP Winter Haven	Orlando	FL	1986	100%	162	—	162	89.3%	7.73	S
CP Fultondale	Birmingham	AL	2007	100%	261	127	134	LU	LU

Total Consolidated		4			1,033	359	674	93.3%	$15.54

UNCONSOLIDATED PROPERTIES

OZRE Joint Venture
CP Alabaster	Birmingham	AL	2005	15%	538	319	219	95.4%	$15.54
CP Beechwood	Athens	GA	1963/92/05	15%	350	—	350	99.5%	10.96
CP Burnt Store	Punta Gorda	FL	1990	15%	95	—	95	93.2%	9.86
CP Hunter’s Creek	Orlando	FL	1993/95	15%	228	—	228	48.6%	14.28
CP Lakewood	Jacksonville	FL	1995	15%	195	—	195	93.8%	11.86
CP Northdale	Tampa	FL	1988/2000	15%	231	55	176	96.6%	10.84
CP Trussville	Birmingham	AL	2000	15%	388	—	388	99.3%	8.74
CP Trussville II	Birmingham	AL	2004	15%	283	225	58	97.9%	16.19
CS Clay	Birmingham	AL	1982/2004	15%	66	—	66	91.3%	12.45
Kingwood Commons	Houston	TX	2003/2004	15%	164	—	164	83.7%	17.71
CP at Portofino	Houston	TX	2000	15%	374	—	374	87.8%	15.54

Totals		11			2,911	599	2,313	89.8%	12.56

Totals (Weighted)		11					347	89.8%	12.56

DRA/CLP Joint Venture
CP TownPark	Orlando	FL	2005	15%	198	—	198	96.8%	15.25
Colonial Shops Colonnade	Birmingham	AL	1989/2005	15%	125	—	125	91.5%	15.78

Totals		2			324	—	324	94.7%	15.45

Totals (Weighted)		2					49	94.7%	15.45

Parkway Place	Huntsville	AL	1999	45%	636	348	288	84.1%	28.71
CP Hoover	Birmingham	AL	2002	10%	381	216	165	93.2%	12.37
CP Madison	Huntsville	AL	2000	25%	111	—	111	100.0%	10.67
Craft Farms	Gulf Shores	AL	2007	15%	345	125	220	LU	LU
CP Alabaster II	Birmingham	AL	2007	5%	355	226	129	98.7%	16.53
CP Tutwiler II	Birmingham	AL	2008	5%	65	—	65	100.0%	13.84
CP Smyrna	Smyrna	TN	2008	50%	351	268	84	LU	LU
CP Turkey Creek	Knoxville	TN	2005	50%	486	—	486	97.1%	19.79

Totals		8			2,729	1,182	1,547	94.1%	18.69

Totals (Weighted)		8					501	93.2%	20.94

Total Unconsolidated		21			5,964	1,781	4,183	91.6%	$14.83

Total Unconsolidated (Weighted)		21			—	—	897	91.9%	17.09

THIRD-PARTY MANAGED BUSINESS
Calico Corner	Birmingham	AL		0%	6
Hoover Commons	Birmingham	AL		0%	197
Bear Lake	Orlando	FL		0%	131
CP Boulevard Square	Pembroke Pines	FL		0%	221
CP Deerfield	Deerfield Beach	FL		0%	379
CS College Parkway	Ft. Myers	FL		0%	79
CS Pines Plaza	Pembroke Pines	FL		0%	68

TOTAL MANAGED		7			1,080

Total Retail Properties		32			8,077	2,140	4,858	91.8%	$14.92

Total Retail Properties (Weighted)		32					1,571	92.7%	16.45

Notes:

LU =	Properties in lease up; these properties are not included in occupancies for Subtotals or Totals categories.

S =	Current year same-property portfolio: property has been in service for a full calendar year. Partially-owned properties are not included.

(1)	Base rent per square foot amounts are calculated on a straight-line basis in accordance with GAAP.

1Q08	-31-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Additional Corporate Data
As of March 31, 2008
($ in 000s)
UNCONSOLIDATED JOINT VENTURE SUMMARY

Property	Location		Units/ SF-000s		CLP % Own	Occupancy Rate	Sec’d Debt	Equity Invest

CMS Joint Venture I
Colonial Grand at Mountain Brook	Birmingham	AL	392		15%	97.7%	$2,955	$438

CMS Joint Venture II
Colonial Village at Rocky Ridge	Birmingham	AL	226		15%	96.5%	1,669	(415)

CMS Joint Venture III
Colonial Village at Palma Sola	Sarasota	FL	340		25%	96.5%	5,825	(388)

CMS Joint Venture IV
Colonial Grand at Brentwood	Nashville	TN	254		25%	96.9%	4,805	256

CMS Joint Venture V
Colonial Grand at Canyon Creek	Austin	TX	336		25%	96.4%	6,852	873

DRA
Colony Woods	Birmingham	AL	414		10%	97.3%
Meadows of Brook Highland	Birmingham	AL	400		10%	97.5%
Madison at Shoal Run	Birmingham	AL	276		10%	95.7%

			1,090				4,055	2,314

DRA
The Grove at Riverchase	Birmingham	AL	345		20%	99.1%	3,850	1,461
Cunningham	Austin	TX	280		20%	93.9%	2,800	969
Colonial Village at Cary	Raleigh	NC	319		20%	96.2%	4,320	1,973

			944				10,970	4,403

Other
Colonial Grand at Research Park	Raleigh	NC	370		20%	95.4%	4,634	1,153
Colonial Grand at Huntcliff	Atlanta	GA	358		20%	98.3%	5,200	2,078
Regents Park (Development)	Atlanta	GA	23		40%	—	—	5,316
Colonial Grand at Traditions	Gulf Shores	AL	324		35%	LU	7,882	1,683
Belterra	Fort Worth	TX	288		10%	93.4%	2,000	690
Stone Ridge	Columbia	SC	191		10%	94.2%	484	459
Colonial Grand at McKinney (Development)	Dallas	TX	541		20%	—	—	876

			2,095				20,200	12,255

Total Multifamily			5,677				57,331	19,736

Land Title Building	Birmingham	AL	30		33%	100.0%	366	84
Colonial Center Mansell JV	Atlanta	GA	689		15%	93.7%	13,903	1,264
DRA/CRT (1)			8,529		15%	89.9%	148,978	22,212
DRA/CLP (2)			5,235		15%	91.4%	111,286	(7,826)
Huntsville TIC			1,702		33%	94.3%	43,016	3,837

Total Office			16,185				317,549	19,571

OZRE (3)			2,911		15%	89.8%	42,600	(6,622)

Other
Parkway Place	Huntsville	AL	636		45%	84.1%	26,296	9,774
Colonial Promenade Madison	Huntsville	AL	111		25%	100.0%	—	2,232
Colonial Promenade Hoover	Birmingham	AL	381		10%	93.2%	1,654	61
Colonial Promenade Smyrna (Development)	Smyrna	TN	351		50%	LU	14,464	2,257
Craft Farms	Gulf Shores	AL	345		15%	LU	6,450	1,123
Colonial Pinnacle at Turkey Creek	Knoxville	TN	486		50%	97.1%	32,500	5,821
Colonial Pinnacle at Turkey Creek III (Development)	Knoxville	TN	167		50%	—	—	6,256
Colonial Promenade Alabaster II/Tutwiler II	Birmingham	AL	193		5%	99.1%	2,000	(121)

			2,670				83,364	27,403

Total Retail			5,581	(4)			125,964	20,781

Other Unconsolidated Investments							96	1,753

Total Investments in Unconsolidated Subsidiaries							$500,940	$61,841

Notes:

LU =	Properties in lease up.

(1)	As of March 31, 2008, this joint venture included 18 properties located in Ft. Lauderdale, Jacksonville and Orlando, Florida; Atlanta, Georgia; Rockville, Maryland; Charlotte, North Carolina; Memphis, Tennessee and Houston, Texas.

(2)	As of March 31, 2008, this joint venture included 16 office properties and 2 retail properties located in Birmingham, Alabama; Orlando and Tampa, Florida; Atlanta, Georgia; Charlotte, North Carolina and Austin, Texas.

(3)	As of March 31, 2008, this joint venture included 11 retail properties located in Birmingham, Alabama; Jacksonville, Orlando, Punta Gorda and Tampa, Florida; Athens, Georgia and Houston, Texas.

(4)	Includes anchor-owned square footage.

1Q08	-32-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Glossary of Terms

AVERAGE RENT PER SQUARE FOOT (UNIT):	Base rental revenue charged to tenants divided by occupied square feet for retail and office properties. Average of monthly rent charged for occupied and rent asked for unoccupied units at month end for multifamily properties. Rental revenue used is on an annual basis for retail and office properties and on a monthly basis for multifamily properties.

CAPITALIZED LEASING COMMISSIONS:	Commissions paid for obtaining a lease which have been capitalized and are to be amortized over the lease term.

CONCESSIONS:	Relief or reduction of rent charges for a specified period, negotiated as a part of entering into a lease agreement.

DIVIDEND PER SHARE:	The dividends/distributions paid to each shareholder of Colonial Properties Trust and to each partner of Colonial Realty Limited Partnership as of a specific date.

EBITDA:	Earnings before interest, taxes, depreciation and amortization excluding the effects of gains (losses) from sales of property.

FFO PER SHARE:	FFO divided by the weighted average shares outstanding during the period, assuming the conversion of minority interest limited partnership units in Colonial Realty Limited Partnership into the Company’s Common Shares.

FUNDS FROM OPERATIONS (FFO):	Calculated per the NAREIT White Paper. Net income (computed in accordance with generally accepted accounting principles), excluding gains (or losses) from debt restructuring and sales of property, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis.

LEASING EXECUTION:	Information related to lease agreements entered into during the period including square footage leased, rental dollars (specifically defined below), concessions, tenant improvements, and capitalized leasing commissions.

OCCUPANCY RATE:	Total square feet (units) rented divided by net rentable square feet (units) on the date indicated.

OPERATING EXPENSES:	Total operating expenses (as reported by the Company to the SEC in its periodic filings) less depreciation and amortization. This amount does not include other income and expenses such as interest and gains or losses on sales of assets.

PERCENT GROWTH:	Percentage increase of an item when compared to the same item from the same quarter in the prior-year.

PROPERTY OR DIVISIONAL NET OPERATING INCOME:	Property revenues less property operating expenses.

RENTAL DOLLARS (LEASING EXECUTION):	Total annual revenues to be earned the first year from renewed or re-leased space.

SAME PROPERTY:	Properties owned in the current year which were also owned for the 12 calendar months of the prior year; same-property may be restated during the year to account for any disposition activity.

STOCK PRICE PER SHARE:	The closing price reported by the New York Stock Exchange on the date indicated.

TENANT IMPROVEMENTS (TI):	A capital expense used to improve the physical space occupied by a new or new (re-leasing) tenant. Tenant improvements are amortized over the term of the lease or the life of the asset, whichever is longer.

TOTAL MARKET CAPITALIZATION:	The sum of total notes and mortgages payable plus the total market value of all shares and units outstanding at the market price per share on the date indicated.

1Q08	-33-	NYSE: CLP